WASHINGTON MUTUAL, INC.

                     RETIREMENT SAVINGS AND INVESTMENT PLAN

















                Amended and Restated Effective September 30, 1998

                             WASHINGTON MUTUAL, INC.
                     RETIREMENT SAVINGS AND INVESTMENT PLAN

               (Amended and Restated Effective September 30, 1998)

                               Table of Contents

                                                                       Page


ARTICLE I. NATURE OF PLAN....................................................

   1.1      Purpose..........................................................
   1.2      Effective Date of Plan...........................................

ARTICLE II. DEFINITIONS AND CONSTRUCTION.....................................

   2.1      Accounts.........................................................
   2.2      Accrued Benefit..................................................
   2.3      Actual Deferral Percentage.......................................
   2.4      Actual Matching Percentage.......................................
   2.4A     Allocation Date..................................................
   2.5      Administration Committee or Committee............................
   2.6      Allocation Period................................................
   2.7      Alternate Payee..................................................
   2.8      Annual Addition..................................................
   2.9      Beneficiary......................................................
   2.10     Break in Service.................................................
   2.11     Code.............................................................
   2.12     Company..........................................................
   2.13     Compensation.....................................................
   2.14     Considered Compensation..........................................
   2.15     Deferral Limitation..............................................
   2.16     Determination Year...............................................
   2.17     Disabled or Disability...........................................
   2.18     Early Retirement Age.............................................
   2.19     Eligibility Computation Period...................................
   2.20     Eligibility Service..............................................
   2.21     Eligible Employee................................................
   2.22     Employee.........................................................
   2.23     Employee Contribution............................................
   2.24     Employer.........................................................
   2.25     Employment Commencement Date.....................................
   2.26     Employer Contribution............................................
   2.27     ERISA............................................................
   2.28     Fiscal Year......................................................
   2.29     Forfeiture.......................................................
   2.30     Former Participant...............................................
   2.31     Highly Compensated Employee......................................
   2.32     Hour of Service..................................................
   2.33     Leave of Absence.................................................
   2.34     Limitation Year..................................................
   2.35     Matching Contribution............................................
   2.36     Nonelective Contribution.........................................
   2.37     Normal Retirement Age............................................
   2.38     Parental Absence.................................................
   2.39     Participant......................................................
   2.40     Plan.............................................................
   2.41     Plan Entry Date..................................................
   2.42     Plan Year........................................................
   2.43     Profit Sharing Contribution......................................
   2.44     Qualified Domestic Relations Order...............................
   2.45     Qualified Employer Contributions.................................
   2.46     Re-Employed Employee.............................................
   2.47     Related Employer.................................................
   2.48     Related Plan.....................................................
   2.49     Required Commencement Date.......................................
   2.50     Rollover Contribution............................................
   2.51     Salary Deferral Contribution.....................................
   2.52     Service..........................................................
   2.53     Trust............................................................
   2.54     Trust Agreement..................................................
   2.55     Trustee..........................................................
   2.56     Valuation Date...................................................
   2.57     Vested Accrued Benefit...........................................
   2.58     Vesting Service..................................................

ARTICLE III. ELIGIBILITY AND PARTICIPATION...................................

   3.1      Eligibility......................................................
   3.2      Eligibility Service..............................................
   3.3      Participation - Re-Employed Employees............................
   3.4      Notice of Participation..........................................
   3.5      Rollover Contributions...........................................

ARTICLE IV. EMPLOYER CONTRIBUTIONS...........................................

   4.1      Employer Contributions...........................................
   4.2      Employer Contribution Limitation.................................
   4.3      Determination of Contribution....................................
   4.4      Time and Method of Payment of Contributions......................
   4.5      Limitations on Matching Contribution.............................
   4.6      Return of Employer Contributions.................................

ARTICLE V. PARTICIPANT CONTRIBUTIONS AND ROLLOVERS...........................

   5.1      Participant Election to Defer Considered Compensation............
   5.2      Limitation on Salary Deferral Contributions for Highly
             Compensated Employees...........................................
   5.3      Distribution of Excess Deferrals.................................
   5.4      Rollover Contributions and Trust Transfers.......................
   5.5      Employee Contributions...........................................

ARTICLE VI. ALLOCATIONS......................................................

   6.1      Participant's Accounts...........................................
   6.2      Charging of Payments and Distributions...........................
   6.3      Allocation of Earnings to Accounts...............................
   6.4      Allocation of Contributions......................................
   6.5      Participants to Whom Nonelective Contributions Shall be Allocated
   6.6      Dates Contributions Considered Made..............................
   6.7      Allocation Does Not Create Rights................................
   6.8      Equitable Allocations............................................
   6.9      Limitation on Annual Additions...................................
   6.10     Special 410(b) Allocation........................................
   6.11     Special Valuation................................................

ARTICLE VII. TERMINATION OF SERVICE - PARTICIPANT VESTING....................

   7.1      Normal Retirement................................................
   7.2      Early Retirement.................................................
   7.3      Disability.......................................................
   7.4      Death............................................................
   7.5      Termination of Service Prior to Normal Retirement Age............
   7.6      Years of Vesting Service.........................................
   7.7      Forfeiture Occurs and Restoration of Non-Vested Accrued Benefit..
   7.8      Termination, Partial Termination, or Complete Discontinuance
             of Employer Contributions.......................................

ARTICLE VIII. TIME AND METHOD OF PAYMENT OF BENEFITS.........................

   8.1      Time of Payment..................................................
   8.2      Method of Payment................................................
   8.3      Deferral of Payments.............................................
   8.4      Involuntary and Voluntary Payments...............................
   8.5      Qualified Domestic Relations Orders..............................
   8.6      Payment in the Event of Legal Disability.........................
   8.7      Accounts Charged.................................................
   8.8      Payments Only from Trust.........................................
   8.9      Unclaimed Account Procedure......................................
   8.10     Restrictions on Distributions....................................
   8.11     Securities Law Restrictions......................................

ARTICLE IX. IN-SERVICE WITHDRAWALS...........................................

   9.1      In-Service Withdrawal From Accounts..............................
   9.2      Hardship Withdrawals.............................................
   9.3      Employee Contributions...........................................
   9.4      Pre-1987 Matching Contributions..................................
   9.5      Age 59 1/2.......................................................
   9.6      IBM/ISSC Transaction.............................................
   9.7      Loans Relating to Merged Plans...................................

ARTICLE X. TOP HEAVY PLAN PROVISIONS.........................................

   10.1     Top Heavy Rules Applied..........................................
   10.2     Additional Definitions...........................................
   10.3     Additional Limitation - Defined Benefit Plan.....................
   10.4     Minimum Benefit..................................................
   10.5     Termination of Service Prior to Normal Retirement Age............

ARTICLE XI. EMPLOYER ADMINISTRATIVE PROVISIONS...............................

   11.1     Information......................................................
   11.2     No Liability.....................................................
   11.3     Employer Action..................................................
   11.4     Indemnity........................................................
   11.5     Amendment to Vesting Schedule....................................

ARTICLE XII. ADMINISTRATION COMMITTEE........................................

   12.1     Appointment......................................................
   12.2     Term.............................................................
   12.3     Compensation.....................................................
   12.4     Powers of the Administration Committee...........................
   12.5     Investment Powers................................................
   12.6     Manner of Action.................................................
   12.7     Authorized Representative........................................
   12.8     Exclusive Benefit................................................
   12.9     Interested Member................................................
   12.10    Funding Policy...................................................
   12.11    Books and Records................................................

ARTICLE XIII. PARTICIPANT ADMINISTRATIVE PROVISIONS..........................

   13.1     Beneficiary Designation..........................................
   13.2     No Beneficiary Designation.......................................
   13.3     Personal Data to Administration Committee........................
   13.4     Address for Notification.........................................
   13.5     Place of Payment and Proof of Continued Eligibility..............
   13.6     Alienation.......................................................
   13.7     Litigation Against the Trust.....................................
   13.8     Information Available............................................
   13.9     Beneficiary's Right to Information...............................
   13.10    Claims Procedure.................................................
   13.11    Appeal Procedure for Denial of Benefits..........................
   13.12    No Rights Implied................................................

ARTICLE XIV. FIDUCIARY DUTIES................................................

   14.1     Fiduciaries......................................................
   14.2     Allocation of Responsibilities...................................
   14.3     Procedures for Delegation and Allocation of Responsibilities.....
   14.4     Allocation of Fiduciary Liability................................

ARTICLE XV. DISCONTINUANCE AMENDMENT AND TERMINATION.........................

   15.1     Discontinuance...................................................
   15.2     Amendment........................................................
   15.3     Termination......................................................
   15.4     Amendment Procedures.............................................
   15.5     Procedure on Termination.........................................
   15.6     Merger...........................................................
   15.7     Notice of Change in Terms........................................

ARTICLE XVI. THE TRUST.......................................................

   16.1     Purpose of the Trust.............................................
   16.2     Appointment of Trustee...........................................
   16.3     Exclusive Benefit of Participants................................
   16.4     Benefits Supported Only By the Trust.............................
   16.5     Rights to Trust Assets...........................................

ARTICLE XVII. MISCELLANEOUS..................................................

   17.1     Execution of Receipts and Releases...............................
   17.2     No Guarantee of Interests........................................
   17.3     Payment of Expenses..............................................
   17.4     Employer Records.................................................
   17.5     Interpretations and Adjustments..................................
   17.6     Uniform Rules....................................................
   17.7     Evidence.........................................................
   17.8     Severability.....................................................
   17.9     Notice...........................................................
   17.10    Waiver of Notice.................................................
   17.11    Successors.......................................................
   17.12    Headings.........................................................
   17.13    Governing Law....................................................

ARTICLE XVIII. EMPLOYER PARTICIPATION........................................

   18.1     Adoption by Employer.............................................
   18.2     Withdrawal by Employer...........................................
   18.3     Adoption Contingent Upon Initial and Continued Qualification.....
   18.4     No Joint Venture Implied.........................................

APPENDIX A ACQUIRED PARTICIPANT LOANS........................................

                             WASHINGTON MUTUAL, INC.
                     RETIREMENT SAVINGS AND INVESTMENT PLAN

               (Amended and Restated Effective September 30, 1998)

                                    PREAMBLE

     Washington Mutual Savings Bank, predecessor to Washington Mutual Bank, established the Washington Mutual Savings Bank Employee Incentive Savings Plan (the "Plan") effective July 1, 1973. The Plan was amended and restated in its entirety effective January 1, 1976 and again on July 1, 1981. Effective January 1, 1985, the Plan was amended and restated in its entirety to consolidate prior amendments and to comply with the requirements of the Tax Equity and Fiscal Responsibility Act of 1982, the Deficit Reduction Act of 1984 and the Retirement Equity Act of 1984. The Plan was again amended and restated on January 1, 1987 to consolidate amendments and to make certain other changes.

     On June 24, 1991, effective January 1, 1987, the Plan was amended and restated and renamed as the Washington Mutual Savings Bank Retirement Savings and Investment Plan. The restated Plan was amended to incorporate a cash or deferred arrangement described in section 401(k) of the Internal Revenue Code and to comply with the requirements of the Tax Reform Act of 1986, the Revenue Act of 1987, the Technical and Miscellaneous Revenue Act of 1988, the Omnibus Budget Reconciliation Act of 1989, and the Omnibus Budget Reconciliation Act of 1990. The Plan was amended from time to time since such restatement.

     Effective January 1, 1994, the Plan was again amended and restated to reflect Washington Mutual, Inc. as the Plan sponsor and to comply with certain statutory changes.

     Due to corporate mergers and acquisitions engaged in by Employers hereunder, the Plan has from time to time been merged with the tax-qualified defined contribution plans formerly sponsored by certain entities. As described in the definition of the term "Service," credit for service with certain acquired or merged entities has been extended under the Plan to employees that have become Participants.

     In consideration of the foregoing, the Plan is hereby amended and restated as follows, to be generally effective as of the dates recited above:

                                   ARTICLE I.
                                 NATURE OF PLAN

     1.1 Purpose.

     The Company established and maintains the Plan in order to aid Eligible Employees to accumulate capital for their retirement. The Company intends that the Plan continue to be qualified under section 401(a) of the Code, with a cash or deferred arrangement qualified under section 401(k) of the Code and a trust exempt from taxation under section 501(a) of the Code. Pursuant to the requirements of section 401(a)(27) of the Code, the Company also intends that the Plan be a profit-sharing plan.

     1.2 Effective Date of Plan.

     The provisions of this Plan (as herein amended and restated) shall generally apply only to an Employee, former Employee, Participant, or Former Participant whose Service with the Employer terminates on or after September 30, 1998, and as otherwise provided herein. The rights of any Employee, former Employee, Participant or Former Participant whose Service with the Employer terminated before September 29, 1998, and as otherwise provided herein, shall be governed by the Plan as it existed prior to this amendment and restatement.

------------------------------
End of Article

                                   ARTICLE II.

                          DEFINITIONS AND CONSTRUCTION

     For the purpose of this Plan, the following definitions shall apply unless the context requires otherwise. Words used in the masculine gender shall apply to the feminine, where applicable, and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural. The words "Article" or "Section" in this Plan shall refer to an Article or Section of this Plan unless specifically stated otherwise. Compounds of the word "here," such as "herein" and "hereof" shall be construed to refer to another provision of this Plan, unless otherwise specified or required by the context. It is the intention of the Employer that the Plan be qualified under the provisions of the Code and ERISA and that all its provisions shall be construed to that result.

     In determining the time within which an event or action is to take place for purposes of the Plan, no fraction of a day shall be considered, and any act, the performance of which would fall on a Saturday, Sunday, holiday or other non-business day, may be performed on the next following business day.

     2.1 Accounts.

     Separate accounts maintained to record the Accrued Benefits of Participants under the Plan, which include the following or any others that are established by the Administration Committee or the Trustee:

     (a) Employee Contribution Account. Consists of the balance of voluntary after tax contributions formerly permitted under the Plan and Salary Deferral Contributions, if any, recharacterized as Employee Contributions pursuant to the
Section 5.2, and the income, gain, and losses allocated thereto, and less distributions made therefrom.

     (b) Matching Account. Includes Matching Contributions made by the Employer pursuant to Section 4.1(b) and allocated to the Participant pursuant to Section 6.4(c), and the income, gain, and losses allocated thereto and less distributions made therefrom.

     (c) Profit Sharing Account. Includes Profit Sharing Contributions made by the Employer pursuant to Section 4.1(c) and allocated to the Participant pursuant to Section 6.4(d), together with the income, gain, and losses allocated thereto and less distributions made therefrom.

     (d) Rollover Account. Includes Rollover Contributions made by a Participant or Employee in accordance with Section 5.4 of the Plan, and the income, gain, and losses allocated thereto, and less distributions made therefrom.

     (e)  Salary  Deferral  Account.  Includes  the sum of (i)  Salary  Deferral
Contributions made by the Employer in accordance with Section 4.1(a) and allocated to the Participant pursuant to Section 6.4(b) , and (ii) Nonelective Contributions made by the Employer pursuant to Section 4.1(d) and allocated to the Participant pursuant to Section 6.4(e), together with the income, gain, and losses allocated thereto and less distributions therefrom.

     2.2 Accrued Benefit.

     The amount allocated to a Participant's Accounts as of any date.

     2.3 Actual Deferral Percentage.

     For a specified group of Eligible Employees (who have satisfied the eligibility requirements of Article III) the average (arithmetic mean) of the ratios (calculated separately for each Eligible Employee in such group to the nearest .01%) of: (i) the amount of all Salary Deferral Contributions actually contributed to the Trust on behalf of such Employee and allocated to his Salary Deferral Account for such Plan Year, and such Matching Contributions, Nonelective Contributions, and Profit Sharing Contributions, if any, for such Plan Year, as may qualify for aggregation hereunder under section
401(k)(3)(D)(ii) of the Code, that may be designated by the Administration Committee under this Section as includible in this computation for this Plan Year, to (ii) the Considered Compensation of the Employee during the Plan Year, such average of ratios being multiplied by 100.

     (a) To the extent that the Administration Committee elects, pursuant to the above paragraph, to take Matching Contributions, Nonelective Contributions, or Profit Sharing Contributions (that meet the requirements of the applicable Treasury Regulations) into account in computing the Actual Deferral Percentage, the Actual Matching Percentage tests under Section 4.5 must still be computed and satisfied separately, and in doing so the Employer shall disregard the Matching Contributions, Nonelective Contributions, or Profit Sharing Contributions used in computing the Actual Deferral Percentage for such Plan Year.

     (b) For purposes of this Section, the ratio calculated for any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Deferral Contributions allocated to his account under two or more plans or arrangements described in section 401(k) of the Code that are maintained by an Employer or a Related Employer shall be determined as if all such contributions were made under a single arrangement. Further, in the event that this Plan satisfies the requirements of sections 401(a)(4) or 410(b) (other than section 410(b)(2)(A)(ii)) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of sections 401(a)(4) or 410(b) (other than section 410(b)(2)(A)(ii)) of the Code only if aggregated with this Plan, the Actual Deferral Percentage shall be determined by calculating the ratio for each Eligible Employee as if all such plans were a single plan. Moreover, if two or more plans are permissively aggregated for purposes of section 401(k) of the Code, the aggregated plans must also satisfy sections 401(a)(4) and 410(b) of the Code as though they were a single plan.

     2.4 Actual Matching Percentage.

     For a specified group of Eligible Employees (who have satisfied the eligibility requirements of Article III) the average (arithmetic mean) of the ratios (calculated separately for each Eligible Employee in such group to the nearest .01%) of: (i) the sum of all Matching Contributions and Employee Contributions actually contributed to the Trust on behalf of such Employee and allocated to his Matching Account or Employee Contribution Account for such Plan Year, and, in accordance with applicable Treasury Regulations, such Salary Deferral Contributions, Nonelective Contributions, or Profit Sharing Contributions if any, as may be designated by the Administration Committee under this Section as includible in this computation for this Plan Year, to (ii) the Considered Compensation of the Employee during the Plan Year, such average of ratios being multiplied by 100.

     (a) To the extent that the Administration Committee elects, pursuant to the above paragraph, to take Salary Deferral Contributions, Nonelective Contributions, or Profit Sharing Contributions into account in computing the Actual Matching Percentage for such Plan Year, the Actual Deferral Percentage tests under Section 5.2 must still be computed and satisfied separately, and in doing so, the Employer shall disregard Salary Deferral Contributions, Nonelective Contributions, and Profit Sharing Contributions used in computing the Actual Matching Percentage for such Plan Year.

     (b) For purposes of this Section, the ratio calculated for any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Matching Contributions or Employee Contributions allocated to his account under two or more plans or arrangements described in section 401(a) of the Code that are maintained by an Employer or a Related Employer shall be determined as if all such contributions were made under a single arrangement. Further, in the event that this Plan satisfies the requirements of sections 401(a)(4) or 410(b) (other than section 410(b)(2)(A)(ii)) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of sections 401(a)(4) or 410(b) (other than section 410(b)(2)(A)(ii)) of the Code only if aggregated with this Plan, the Actual Matching Percentage shall be determined by calculating the ratio for each Eligible Employee as if all such plans were a single plan. Moreover, if two or more plans are permissively aggregated for purposes of section 401(m) of the Code, the aggregated plans must also satisfy sections 401(a)(4) and 410(b) of the Code as though they were a single plan.

     2.4A Allocation Date.

     The last day of each pay period.

     2.5 Administration Committee or Committee.

     The committee specified under Section 12.1, as from time to time constituted, to be the administrator of the Plan within the meaning of section 3(16)(A) of ERISA. If a Committee is not appointed, the Company shall be the Committee.

     2.6 Allocation Period.

     The period between Valuation Dates.

     2.7 Alternate Payee.

     Any spouse, former spouse, child, or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

     2.8 Annual Addition.

     The sum of the following additions to a Participant's Accounts or to any Related Plan for the Limitation Year:

     (a) Employer contributions,

     (b) Employee contributions, and

     (c) Forfeitures, plus

     (d) contributions during the Limitation Year allocated to any individual medical benefit account (within the meaning of sections 415(l) and 419A(d)(2) of the Code) that is established for the Participant.

     For purposes of this Section, Employer and Employee contributions shall be determined without regard to any Rollover Contributions.

     2.9 Beneficiary.

     Any person or fiduciary designated by a Participant who is or may become entitled to a benefit under the Plan following the death of the Participant; provided, that in the case of a married Participant, the Participant's Beneficiary shall be the Participant's surviving spouse unless the Participant's spouse (i) consents in writing to the designation of another party as Beneficiary of all or a part of the benefit to which the Participant may become entitled under the Plan, (ii) such election designates a Beneficiary (or a form of benefits) which may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the Participant without any requirement of further spousal consent), (iii) the spouse's consent acknowledges the effect of such election, and (iv) such consent is witnessed by a notary public or a member of the Administration Committee. Such spousal consent shall not be required if it is established to the satisfaction of the Administration Committee that such consent cannot be obtained because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. Any consent by a spouse hereunder shall be effective only with respect to that spouse.

     2.10 Break in Service.

     A Plan Year during which an Employee or Participant does not complete more than 500 Hours of Service, determined as of the end of the Plan Year.

     2.11 Code.

     The Internal Revenue Code of 1986, as amended.

     2.12  Company.

     Washington Mutual Savings Bank until November 30, 1994; Washington Mutual, Inc., beginning November 30, 1994, and its successors and assigns.

     2.13 Compensation.

     For purposes of determining the identity of Highly Compensated Employees, the limitation on Annual Additions, the Actual Deferral Percentage, the Actual Matching Percentage and the Top Heavy Plan provisions, a Participant's wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with an Employer as an Employee to the extent that the amounts are includible in gross income, including commissions, production incentive compensation and bonuses, but shall not include severance pay, moving expenses, long-term disability insurance payments, nonqualified deferred compensation, compensatory time and any other fringe benefits or amounts attributable to any other employee benefit plan, and excluding the following:

     (a) Employer contributions to a plan of deferred compensation to the extent contributions are not included in gross income of the Participant for the taxable year in which contributed, or on behalf of the Participant to a simplified employee pension plan to the extent such contributions are deductible under the Code, and any distributions from a plan of deferred compensation whether or not includible in the gross income of the Participant when distributed

(except for amounts received from an unfunded, nonqualified plan in the year such amounts are includible in the Employee's gross income);

     (b) for purposes of the limitations on Annual Additions only, amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Participant becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

     (c) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

     (d) other amounts that receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of a 403(b) annuity contract (whether or not the contributions are excludable from the gross income of the Participant).

     For purposes of the limitation on Annual Additions, Compensation, as defined above, taken into account for a Limitation Year, is the Compensation actually paid or made available to the Participant during such year, as well as amounts not included in taxable income by reason of sections 125 or 402(e)(3) of the Code. For the purposes of determining the identity of Highly Compensated Employees, the Actual Deferral Percentage, the Actual Matching Percentage and the Top Heavy Plan provisions, Compensation shall also include any amounts excluded from gross income of an Employee under sections 125, 402(e)(3), 402(h)(1)(B), or 403(b) of the Code. Effective for Plan Years beginning before January 1, 1994, Compensation for all purposes in excess of $200,000 (as adjusted at the same time and the same manner as under section 415(d) of the
Code) shall be disregarded. Effective for Plan Years beginning on or after January 1, 1994, Compensation for all purposes in excess of $150,000 (adjusted as provided in section 401(a)(17)(B) of the Code) shall be disregarded.

     2.14 Considered Compensation.

     For purposes of making contributions and allocations hereunder, "Considered Compensation" shall mean Compensation, subject to the following adjustments:

     (a) Amounts contributed by the Employer pursuant to a salary reduction agreement that are not includible in gross income of the Employee under sections 125, 402(e)(3), 402(h) or 403(b) of the Code shall be added.

     (b) Only amounts actually paid an Employee during the period he is a Participant for services performed as an Eligible Employee shall be included.

     (c) Amounts reimbursed by the Employer for relocation expenses of an Employee shall be excluded.

     2.15 Deferral Limitation.

     The $7,000 limitation specified in section 402(g) of the Code, subject to cost of living adjustments, that applies to salary reduction elections for each calendar year. The Deferral Limitation for 1994 is $9,240, $8,994 for 1993, $8,728 for 1992, $8,475 for 1991, $7,979 for 1990, and $7,627 for 1989.

     2.16 Determination Year.

     The Plan Year for which a determination is being made of who is a Highly Compensated Employee.

     2.17 Disabled or Disability.

     A Participant is Disabled when the Committee determines, in its sole and absolute discretion, that the Participant has become totally and permanently disabled and unable to perform his usual duties for the Employer, as determined by a medical examiner satisfactory to the Committee. The Committee may instead rely on the determination of Disability by the Social Security Administration.

     2.18 Early Retirement Age.

     Attainment of age 55.

     2.19 Eligibility Computation Period.

     The twelve-month period beginning with an Eligible Employee's Employment Commencement Date, and each anniversary thereof.

     2.20 Eligibility Service.

     The period of Service of an Employee which is used to determine the Employee's eligibility to participate herein, determined in accordance with the provisions of Section 3.2.

     2.21 Eligible Employee.

     Any Employee of the Employer who is not covered by a collective bargaining agreement; except that an Employer may designate any other classification of Employees as eligible to participate in this Plan in connection with such Employer's adoption of this Plan pursuant to the terms of Article XVIII . Effective January 1, 1987, individuals who are both Employees and are employed by an entity that is not an Employer or a Related Employer and who are not directly compensated by an Employer shall not be Eligible Employees (e.g., Employees of Murphey Favre, Inc. who are also employed by and located in any office of First Federal Savings Bank of Idaho or Dollar Dry Dock Saving Bank of New York).

     2.22 Employee.

     An employee of an Employer. In addition, the term "Employee" shall mean any leased employee (within the meaning of section 414(n)(2) of the Code) that section 414(n) of the Code requires the Employer to treat as an employee, but only to the extent coverage of such leased employee is necessary to maintain the qualification of the Plan. However, a person who is a nonresident alien who receives no earned income (within the meaning of section 911(d)(2) of the Code from the Employer which constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code) shall not be considered an Employee.

     2.23 Employee Contribution.

     The balance, if any, of Salary Deferral Contributions recharacterized as Employee Contributions and allocated to a Participant's Employee Contribution Account pursuant to the provisions of Section 5.2.

     2.24 Employer.

     The Company, Washington Mutual Bank, Washington Mutual Bank, FSB, Washington Mutual Bank, FA, Washington Mutual Insurance Services, WM Funds Distributors, Inc., Aristar Management, Inc., WM Advisors, Inc., California Reconveyance Co.,

WM Fund Services, Inc., WM Financial Services, Inc. WM Shareholder Services, Inc., and any Related Employer which has adopted the Plan pursuant to the terms of Article XVIII.

     2.25 Employment Commencement Date.

     The date on which an Employee first performs an Hour of Service for the Employer.

     2.26 Employer Contribution.

     A contribution made by the Employer pursuant to Section 4.1, other than Salary Deferral Contributions.

     2.27 ERISA.

     The Employee Retirement Income Security Act of 1974, as amended.

     2.28 Fiscal Year.

     The fiscal year of the Employer.

     2.29 Forfeiture.

     As to a Participant, the amount that is not part of his Vested Accrued Benefit upon his termination of Service, determined pursuant to Section 7.5. Forfeitures with respect to a Plan Year is the aggregate of each such Forfeiture that occurs during a Plan Year, as provided in Section 7.7(a).

     2.30 Former Participant.

     Any individual, other than a Re-Employed Employee, who has been a Participant, but who has terminated Service, and who has not yet received the entire benefit to which he is entitled under the Plan.

     2.31 Highly Compensated Employee.

     An Employee, a former Employee who separated from Service prior to the Determination year and who was a Highly Compensated Employee for either (i) such former Employee's year of separation from Service or (ii) any Determination Year ending on or after the Member's 55th birthday, or an employee of a Related Employer, who: (1) during the Plan Year for which Sections 4.5 or 5.2 are being applied, or the preceding year, was at any time a 5% owner (as defined in section 416(i)(1) of the Code), or (2) during the preceding Plan Year received Compensation in excess of $80,000 (as indexed at the same time and in the same manner as under section 415(d) of the Code).

     2.32 Hour of Service.

     (a) Each hour for which the Employee or Participant is either directly or indirectly paid or entitled to payment by an Employer or a Related Employer for the performance of duties or for reasons (such as vacation, holiday, sickness, incapacity, layoff, jury duty, military duty, or leave of absence) other than for the performance of duties (irrespective of whether the employment relationship has terminated), and each hour for which back pay, irrespective of mitigation of damages, has been awarded to the Employee or Participant or agreed to by an Employer. The number of Hours of Service to be credited to an Employee or Participant because of his being entitled to payment for reasons other than for the performance of duties shall be determined in accordance with section 2530.200b-2(b) of the Department of Labor Regulations. Notwithstanding the preceding sentence, not more than 501 Hours of Service shall be credited to any Employee or Participant during any computation period for any single, continuous period during which the Employee or Participant performs no duties. In addition, an hour of service performed for a Related Employer during the time that (i) the Related Employer is a Related

Employer and (ii) any other Related Employer maintains or adopts the Plan, that if performed for an Employer would be an Hour of Service, and any hour with respect to such a Related Employer that would be an Hour of Service if it were creditable pursuant to this Section with respect to an Employer shall be considered an Hour of Service performed for the Employer.

     (b) The Administration Committee shall credit Hours of Service with respect to any Employee or Participant in the following manner:

     (1) Hours of Service for which an Employee or Participant is either directly or indirectly paid or entitled to payment by an Employer for the performance of duties shall be credited for the Plan Year in which the Employee performs the duties.

     (2) Hours of Service for which an Employee or Participant is either directly or indirectly paid or entitled to payment by an Employer for reasons (such as vacation, holiday, sickness, incapacity, layoff, jury duty, military duty, or leave of absence) other than for the performance of duties shall be credited as follows:

     (A) If payment for such Hours of Service is calculated on the basis of units of time (such as hours, days, weeks, or months), such Hours of Service shall be credited to the Plan Year(s) in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates.


     (B) If payment for such Hours of Service is not calculated on the basis of units of time, such Hours of Service shall be credited to the Plan Year in which the period during which no duties are performed occurs, or, if the period during which no duties are performed extends beyond one Plan Year, such Hours of Service shall be allocated between not more than the first two Plan Years on any reasonable basis which is consistently applied.


     (3) Hours of Service for which back pay has been awarded to an Employee or Participant or agreed to by an Employer shall be credited for the Plan Year(s) in which the award or the agreement pertains rather than for the Plan Year in which the award, agreement, or payment is made.

     (c) The Committee shall determine Hours of Service from records of hours worked and hours for which payment is made or due according to each Hour of Service actually completed by an Employee. However, in the event that actual Hours of Service cannot be determined from the Employer's records, the Employee shall be credited with Hours of Service pursuant to the elapsed time method specified in Treasury Regulation ss.1.410(a)-7.

     (d) Solely for purposes of determining whether an Employee or Participant has incurred a Break in Service under Section 3.2, an Employee or Participant shall be credited with eight hours for each day (to a maximum of 40 hours per week) that the Employee or Participant is on any unpaid Leave of Absence. In no event shall hours credited under the preceding sentence be counted as Hours of Service for purposes of computing a Participant's Vested Accrued Benefit derived from Employer Contributions or for purposes of determining whether a Participant is eligible to share in the allocation of Employer Contributions under Article VI. In addition, an Employee or Participant who incurs a Parental Absence shall be treated as an Employee or Participant on an unpaid Leave of Absence for purposes of the first sentence of this paragraph; provided, however, that Hours of Service credited to an Employee or Participant as a result of a Parental Absence shall be credited only in the Plan Year in which such Parental Absence commences unless such Employee or Participant would not have incurred a Break in Service during such Plan Year without being credited with Hours of Service for such Parental Absence, in which case such Hours of Service shall be credited for the Plan Year immediately following the Plan Year in which the Parental Absence commences. The Hours of Service to be credited in connection with such Parental Absence shall be the Hours of Service that otherwise would normally have been credited to the Employee or Participant but for such absence or, in any case in which the Administration Committee is unable to determine the number of Hours of Service that would otherwise normally have been credited to such Employee or Participant, eight Hours of Service per day of absence, provided that the total number of hours so treated as Hours of Service for any period of Parental Absence shall not exceed 501 Hours of Service.

     2.33 Leave of Absence.

     Any period of absence from the active employment of an Employer specifically granted to the Employee in writing in accordance with a uniform policy, consistently applied, or military service under circumstance in which the Employee has reemployment rights under Federal law, subject to the following conditions:

     (a) Absence from the active Service of the Employer by reason of Leave of Absence granted by the Employer because of accident, illness, or military service or for any other reason granted by the Employer on the basis of a uniform policy applied without discrimination will not terminate an Employee's Service, provided he returns to the active employment of the Employer at or prior to the expiration of his leave, or, if not specified therein, within the period of time which accords with the Employer's policy with respect to permitted absences.

     (b) Absence from the active Service of the Employer because of engagement in military service under circumstances in which the Employee has reemployment rights under Federal law will be considered a Leave of Absence granted by the Employer and will not terminate the Service of an Employee if he returns to the active employment of the Employer within 90 days from and after discharge or separation from such engagement or, if later, within the period of time during which he has re-employment rights under any applicable Federal law.

     (c) If any such Employee who is on Leave of Absence  pursuant to paragraphs
(a) or (b) above does not return to the active Service of the Employer at or prior to the expiration of his Leave of Absence, his Service will be considered terminated as of the date on which his Leave of Absence began; provided, however, that if such Employee is prevented from his timely return to the active employment of the Employer because of his permanent disability or his death, he shall be treated under the Plan as though he returned to active Service immediately preceding the date of his permanent disability or his death.

     2.34 Limitation Year.

     The 12 consecutive month period beginning on January 1 and ending on December 31.

     2.35 Matching Contribution.

     A contribution made by the Employer pursuant to Section 4.1(b).

     2.36 Nonelective Contribution.

     A contribution made by the Employer pursuant to Section 4.1(d).

     2.37 Normal Retirement Age.

     Attainment of age 65.

     2.38 Parental Absence.

     Any period of absence from the active Service of an Employer which commences on or after January 1, 1985:

     (a) by reason of the pregnancy of the Employee;

     (b) by reason of the birth of a child of the Employee;

     (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee; or

     (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

     2.39 Participant.

     An Eligible Employee, other than a Former Participant, who has satisfied the requirements of Article III or has made a Rollover Contribution to the Plan; provided, however, that an Employee or former Employee who becomes a Participant solely by virtue of making a Rollover Contribution at a time when he has not satisfied the requirements of Section 3.1 or Section 3.3 shall not (i) be eligible to elect pursuant to Section 5.1 to defer any portion of his Considered Compensation, (ii) be eligible to receive an allocation of Employer Contributions pursuant to Section 6.4, or (iii) be eligible to receive a forfeiture allocation pursuant to Section 4.2 until such individual satisfies the requirements of Section 3.1 or Section 3.3 and is deemed a Participant for purposes of Sections 4.2 and 5.2.

     2.40 Plan.

     The Washington Mutual, Inc. Retirement Savings and Investment Plan, as embodied herein and as amended from time to time.

     2.41 Plan Entry Date.

     Each January 1, April 1, July 1, and October 1.

     (a) However, the Plan Entry Date on which the following Eligible Employees may first enter the Plan shall be the dates specified below:

     (1) Eligible Employees who were employed by Somers, Grove & Co., Inc. at the time it was acquired by WM Financial, Inc. may first enter the Plan January 1, 1987.

     (2) Eligible Employees who are credited with Service for service with IPC Pension Services Company, Inc. of Alaska may first enter the Plan on July 1, 1988.

     (3) Eligible Employees who are credited with Service for service with Shoreline Federal Savings Bank may first enter the Plan on July 1, 1988.

     (4) Eligible Employees who are credited with Service for service with Columbia Federal Savings Bank may first enter the Plan on July 1, 1988.

     (5) Former employees of Old Stone Bank who are entitled hereunder to be credited with Service for service performed for Old Stone Bank may first enter the Plan on the later of (i) the first Plan Entry Date that is 60 days from May 31, 1990, or (ii) the applicable Plan Entry Date.

     (6) Eligible Employees who are credited with Service for service with Benefit Service Corporation (Tacoma) may first enter the Plan on January 1, 1991.

     (7) Eligible Employees who were employed by Frontier Savings and Loan at the time it was acquired by Washington Mutual, a Federal Savings Bank on June 22, 1990 may first enter the Plan on July 1, 1991.

     (8) Eligible Employees who were employed by Williamsburg Federal Savings Bank at the time it was acquired by Washington Mutual, a Federal Savings Bank on October 1, 1990 may first enter the Plan on October 1, 1991.

     (9) Eligible Employees who are credited with Service for service with Vancouver Federal Savings and Loan may first enter the Plan on October 1, 1991.

     (10) Eligible Employees who are credited with Service for service with Sound Savings and Loan may first enter the Plan on January 1, 1992.

     (11) Eligible Employees who are credited with Service for service with Great Northwest Bank may first enter the Plan on April 1, 1992.

     (12) Eligible Employees who were employed by Crossland Federal Savings Bank at the time it was acquired by Washington Mutual, a Federal Savings Bank on November 9, 1991 may first enter the Plan on January 1, 1993.

     (13) Eligible Employees who were employed by World Savings and Loan at the time it was acquired by Washington Mutual, a Federal Savings Bank on March 6, 1992 may first enter the Plan on April 1, 1993.

     (14) Eligible Employees who are credited with Service for service with Pioneer Savings Bank may first enter the Plan on April 1, 1993.

     (15) Eligible Employees who are credited with Service for service with Pacific First Financial Corporation, Pacific First Bank, a Federal Savings Bank or their affiliates ("Pacific First") may first enter the Plan on May 1, 1993

     (16) Eligible Employees who were employed by Great Western Bank at the time it was acquired by Pacific First may first enter the Plan on May 1, 1993.

     (17) Eligible Employees who are credited with Service for service with Tri-City Cosmopolitan Travel Services, Inc. may first enter the Plan on January 1, 1994.

     (18) Eligible Employees who are credited with Service for service with Global Express Travel may first enter the Plan on January 1, 1994.

     (19) Eligible Employees who are credited with Service for service with Summit Savings and Loan may first enter the Plan on January 1, 1995.

     (20) Eligible Employees who are credited with Service for service with Enterprise Bank may first enter the Plan on January 1, 1996.

     (21) Eligible Employees who are credited with Service for service with Western Bank may first enter the Plan on April 1, 1996.

     (22) Eligible Employees who are credited with Service for service with Olympus Savings Bank may first enter the Plan on July 1, 1995.

     (23) Eligible Employees who are credited with Service for service with Utah Federal Savings Bank may first enter the Plan on April 1, 1997.

     (24) Eligible Employees who are credited with Service for service with American Savings Bank, F.A. may first enter the Plan on April 1, 1997.

     (25) Eligible Employees who are credited with Service for service with United Western Financial Group, Inc. or its affiliates may first enter the Plan on April 1, 1997.

     (26) Eligible Employees who are credited with Service for service with Great Western Financial Corporation or its affiliates may first enter the Plan on January 1, 1998.

     2.42 Plan Year.

     The 12 consecutive month period beginning on January 1 and ending on December 31 of each year.

     2.43 Profit Sharing Contribution.

     A contribution made by the Employer pursuant to Section 4.1(c).

     2.44 Qualified Domestic Relations Order.

     An order entered on or after January 1, 1985, that creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a

Participant under the Plan, does not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, does not require the Plan to provide increased benefits (determined on the basis of actuarial value), does not require the payment of benefits to an Alternate Payee that are required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order, and that has the following characteristics:

     (a) A judgment, decree, or order (including one that approves a property settlement agreement) that relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant and is rendered under a state (within the meaning of section 7701(a)(10) of the Code) domestic relations law (including a community property law).

     (b) The order must clearly specify:

     (1) the name and last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order;

     (2) the amount or percentage of the Participant's benefits to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined;

     (3) the number of payments or payment  period to which such order  applies;
and

     (4) specifically specifies that it is applicable with respect to this Plan.

     (c) In the case of any payment before a Participant has separated from Service, an order will not be treated as failing to be a Qualified Domestic Relations Order solely because such order requires the payment of benefits be made to an Alternate Payee:

     (1) in the case of any payment before a Participant has separated from Service, on or after the date on which the Participant is entitled to a distribution under the Plan or on or after the later of the date the Participant attains age 50 or the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant separated from Service,

     (2) as if the Participant had retired on the date on which payment is to commence under such order (taking into account only the present value of benefits actually accrued as of such date), and

     (3) in any form in which such benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse).

     (d) In addition, the Administration Committee shall treat any order entered prior to January 1, 1985, as a Qualified Domestic Relations Order if the Committee is paying benefits pursuant to such order on such date, and the Committee may treat any other order entered prior to January 1, 1985, as a Qualified Domestic Relations Order even if such order does not satisfy the requirements of this Section.

     2.45 Qualified Employer Contributions.

     Employer  Contributions  that both (i)  qualify  for  aggregation  for Code section 401(k) or 401(m) discrimination testing purposes, pursuant to sections 401(k)(3)(1) (ii) or 401(m)(3) of the Code, and (ii) were in fact aggregated for such purposes.

     2.46 Re-Employed  Employee.

     An Employee who (i) previously separated from Service or service with a Related Employer with a nonforfeitable interest in his Matching Account or Profit Sharing Account or (ii) previously separated from Service or service with a Related Employer without a nonforfeitable interest in his Matching Account or Profit Sharing Account but who resumes Service or service with a Related Employer before his number of consecutive Breaks in Service equals or exceeds the greater of five or his number of years of Vesting Service prior to his separation from Service or separation from service with a Related Employer.

     2.47 Related Employer.

     ny business entity that is, along with an Employer, (i) a member of a controlled group of corporations (as defined by section 414(b) of the Code, with such section being modified, for purposes of Section 6.9, in accordance with section 415(h) of the Code), (ii) a member of a group of trades or businesses (whether or not incorporated) that are under common control (as defined by section 414(c) of the Code, with such section being modified, for purposes of
Section 6.9, in accordance with section 415(h) of the Code), (iii) a member of an affiliated service group (as defined by section 414(m) of the Code), or (iv) any other entity described by Treasury Regulations promulgated under section 414(o) of the Code.

     2.48 Related Plan.

     Any other defined contribution plan (as defined in section 415(k) of the Code) maintained by the Employer or any Related Employer.

     2.49 Required Commencement Date.

     The April 1st of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the participant retires, except that in the case of a Participant who is a 5% owner of the Employer, the Required Commencement Date shall mean April 1 of the calendar year following the year in which such Participant attains 70 1/2 . However, for a Participant who is not a 5% owner of the Employer, who attained age 70 1/2 during 1988 and had not retired by January 1, 1989, the Required Commencement Date shall be April 1, 1990. This rule shall have no effect upon any life expectancy calculation for the Participant. In addition, for a Participant who attained age 70 1/2 before January 1, 1988 and is not a 5% owner of the Employer, the Required Commencement Date shall be April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or retires.

     2.50 Rollover Contribution.

     A  transfer  of  assets   according  to  sections   402(c),   403(a)(4)  or
408(d)(3)(A)(ii) of the Code.

     2.51 Salary Deferral Contribution.

     A contribution made by the Employer pursuant to Section 4.1(a).

     2.52 Service.

     Any period of time the Employee is employed by an Employer, including any period the Employee is on Leave of Absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees. The Plan shall treat service of an Employee with a predecessor or Related Employer as Service with an Employer to the extent required by section 414(a) of the Code.

     (a) Service shall also include the following:

     (1) Each  Eligible  Employee who (i) was an employee  with Somers,  Grove &
Co., Inc. on December 31, 1986 and who had at least six months of service (as that term is defined in the former Somers, Grove & Co., Inc. 401(k) Savings
Plan) on that date, or (ii) was a participant in said former 401(k) Plan of Somers, Grove & Co., Inc. on December 31, 1986, shall be credited with Service for years of service with Somers, Grove & Co., Inc.

     (2) Employees who were employed by Shoreline Federal Savings Bank at the time it was acquired by Washington Mutual, a Federal Savings Bank on May 2, 1988 shall be credited with up to five years of Service for service performed with Shoreline Federal Savings Bank.

     (3) Employees who were employed by Columbia Federal Savings Bank at the time it was acquired by Washington Mutual, a Federal Savings Bank on May 2, 1988 shall be credited with up to five years of Service for service performed with Columbia Federal Savings Bank.

     (4) Employees who were employed by IPC Pension Services, Inc. Corporation of Alaska at the time it was acquired by WM Financial, Inc. on May 17, 1988 shall be credited with up to five years of Service for service performed with IPC Pension Services, Inc. of Alaska.

     (5) Former employees of Old Stone Bank (i) employed in a "regular" position as defined by the Company (or the prior sponsor of the Plan) as of May 31, 1990, or (ii) originally employed in a "temporary" position as defined by the Company (or the prior sponsor of the Plan) as of May 31, 1990, and subsequently transferred to a "regular" position with the Company (or the prior sponsor of the Plan) shall be credited with Service for years of service with Old Stone Bank (or its predecessor) upon completion of one Year of Eligibility Service measured from May 31, 1990.

     (6) Employees who were employed by Benefit Service Corporation (Tacoma) at the time it was acquired by WM Financial, Inc. shall be credited with up to five years of Service for service performed with Benefit Service Corporation (Tacoma).

     (7) Employees who were employed by Vancouver Federal Savings and Loan at the time it was acquired by Washington Mutual, a Federal Savings Bank on August 1, 1991 shall be credited with up to five years of Service for service performed with Vancouver Federal Savings and Loan.

     (8) Employees who were employed by Sound Savings and Loan at the time it was acquired by Washington Mutual, a Federal Savings Bank on January 1, 1992 shall be credited with up to five years of Service for service performed with Sound Savings and Loan.

     (9) Employees who were employed by Great Northwest Bank at the time it was acquired by Washington Mutual, a Federal Savings Bank on April 1, 1992 shall be credited with up to five years of Service for service performed with Great Northwest Bank.

     (10) Employees who were employed by Pioneer Savings Bank at the time it was acquired by Washington Mutual Savings Bank on March 1, 1993 shall be credited with up to five years of Service for service performed with Pioneer Savings Bank.

     (11) Employees who were employed by Pacific First Financial Corporation, Pacific First Bank, a Federal Savings Bank or their affiliates (collectively, "Pacific First") and became Employees in connection with the acquisition of Pacific First by Washington Mutual, a Federal Savings Bank on April 1, 1993, shall be credited with up to five years of Service for service performed with Pacific First.

     (12) Employees who were employed by Great Western Bank at the time it was acquired by Pacific First shall be credited with up to five years of Service for service performed with Great Western Bank.

     (13) Employees who were employed by Global Express Travel at the time it was acquired by Mutual Travel, Inc. on October 1, 1993 shall be credited with up to five years of Service for service performed with Global Express Travel.

     (14) Employees who were employed by Tri-City Cosmopolitan Travel Services, Inc. at the time it was acquired by Mutual Travel, Inc. on November 15, 1993 shall, effective January 1, 1994, be credited with up to five years of Service for service performed with Tri-City Cosmopolitan Travel Services, Inc.

     (15) Employees who were employed by Summit Savings and Loan at the time it was acquired by Washington Mutual, a Federal Savings Bank on November 15, 1994, and who are employed by an Employer on November 15, 1995, shall be credited with up to five years of Service for service performed with Summit Savings and Loan that is in addition to Service credited pursuant to paragraph (b)(4) of this Section.

     (16) Employees who were employed by Enterprise Bank at the time it was acquired by the Company on August 29, 1995, and who continue to be employed by an Employer thereafter, shall be credited with up to six years of Service for service performed with Enterprise Bank.

     (17) Employees who were employed by Western Bank at the time it was acquired by the Company on February 1, 1996 shall be credited with Service for services performed with Western Bank.

     (18) Employees who were employed by Olympus Capital Corporation, or its affiliates, at the time it was acquired by an affiliate of the Company on April 28, 1995, and who are employed by an Employer on April 29, 1996, shall be credited with Service for service performed with Olympus Capital Corporation or its affiliates.

     (19) Employees who were employed by Utah Federal Savings Bank at the time it was acquired by the Company or by its affiliate shall be credited with Service for service performed with Utah Federal Savings Bank.

     (20) Employees who were employed by American Savings Bank, F.A. at the time it was acquired by the Company or by its affiliate shall be credited with up to one year of Service for service with American Savings Bank, F.A.

     (21) Employees who were employed by United Western Financial Group, Inc. at the time it was acquired by the Company or by its affiliate shall be credited with Service for service performed with United Western Financial Group, Inc. or its affiliates.

     (22) Employees who were employed by Great Western Financial Corporation or one of its affiliates at the time it was acquired by the Company or its affiliate shall be credited with Service for service performed with Great Western Financial Corporation or its affiliates.

     (23) Employees hired by the Company on or after July 21, 1998 and who were employed by H. F. Ahmanson and Company or one of its affiliates immediately prior to such hire shall be credited with Service for service performed with H.
F. Ahmanson or its affiliates.

     (b) Solely for purposes of determining  eligibility for participation under
Article III, credit for Service shall be given as follows:

     (1) Service shall include service with IPC Pension Services Company, Inc. of Alaska, effective January 1, 1988.

     (2) Service shall include service with Shoreline Savings Bank, effective January 1, 1988.

     (3) Former employees of Old Stone Bank employed with the Washington Mutual Savings Bank in a "regular" position (as defined by the Company) as of May 31, 1990, will be credited with Service for service performed with Old Stone Bank (or its predecessor). Former employees of Old Stone Bank employed with Washington Mutual Savings Bank in a "temporary" position (as defined by the Company) as of May 31, 1990, will be credited with Service for service performed with Old Stone Bank (or its predecessor) as of the date such employee transfers to a "regular" position with the Employer.

     (4) Employees who were employed by Summit Savings and Loan at the time it was acquired by Washington Mutual, a Federal Savings Bank on November 15, 1994, shall be credited with up to five years of Service for service performed with Summit Savings and Loan.

     (5) Employees who were employed by Olympus Capital Corporation, or its affiliates, at the time it was acquired by an affiliate of the Company on April 28, 1995, shall be credited with Service for service performed with Olympus Capital Corporation or its affiliates.

     (6) Employees who were employed by United Western Financial Group, Inc. at the time it was acquired by the Company shall be credited with Service for service performed with United Western Financial Group, Inc.

     (7) Employees who were employed by Utah Federal Savings Bank at the time it was acquired by the Company shall be credited with Service for service performed with Utah Federal Savings Bank.

     (8) Employees who were employed by American Savings Bank, F.A. at the time it was acquired by the Company shall be credited with up to one year of Service for service performed with American Savings Bank, F.A.

     (9) Employees who were employed by Great Western Financial Corporation at the time it was acquired by the Company shall be credited with Service for service performed with Great Western Financial Corporation.

     2.53 Trust.

     The trust related to the Plan, as it may be amended from time to time, to hold, administer, and invest the contributions made under the Plan, and all property of every kind held or acquired by the Trustee under the Trust Agreement.

     2.54 Trust Agreement.

     The agreement between the Company and the Trustee or any successor Trustee establishing the Trust and specifying the duties of the Trustee.

     2.55 Trustee.

     The person or entity from time to time appointed as Trustee under the Trust Agreement.

     2.56 Valuation Date.

     For the investment funds (described in the Trust) that are valued daily, the Valuation Date shall be each day of the Plan Year. Otherwise, the Valuation Date shall be each March 31, June 30, September 30, and December 31. The Committee may also designate any additional date as a special Valuation Date.

     2.57 Vested Accrued Benefit.

     The percentage of a Participant's Accrued Benefit to which he becomes entitled upon an event of distribution hereunder, determined in accordance with
Article VI

     2.58 Vesting Service.

     The period of Service of an Employee which is used to determine the Employee's nonforfeitable interest in his Matching Account and his Profit Sharing Account, determined in accordance with the provisions of Section 7.6.

------------------------------
End of Article

                                  ARTICLE III.

                          ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility.


     (a) General. Each Eligible Employee who was a Participant in the Plan on the effective date of this amendment and restatement shall continue to be a Participant hereunder. Each other Eligible Employee may become a Participant in the Plan on the Plan Entry Date (if employed on that date) that coincides with or immediately follows the date upon which he completes one year of Eligibility Service.

     (b) Other Employees. Each Eligible Employee listed below may become a Participant in the Plan as follows:

     (1) Each  Eligible  Employee who (i) was an employee  with Somers,  Grove &
Co., Inc. on December 31, 1986 and who had at least six months of service (as that term is defined in the former Somers, Grove & Co., Inc. 401(k) Savings
Plan) on that date, or (ii) was a participant in said former 401(k) Plan of Somers, Grove & Co., Inc. on December 31, 1986, shall be become a Participant on January 1, 1987.

     (2) Each Eligible Employee of Mutual Travel, Inc. on December 31, 1988, who is scheduled to work at least 20 hours each week shall become a Participant in the Plan on January 1, 1989; provided, however, that employees of Mutual Travel, Inc. shall not be eligible to participate in the Plan after the date that Mutual Travel, Inc. is no longer an Employer.

     3.2 Eligibility Service.


     (a) General. For purposes of determining an Employee's eligibility to participate in the Plan, except as provided in Section 3.2(b) below, an Employee shall be credited with one year of Eligibility Service at the end of an Eligibility Computation Period in which he completes 1,000 Hours of Service with the Employer or a Related Employer, provided that he remains an Eligible Employee on the Plan Entry Date that is coincident with or follows such Eligibility Computation Period.

     (b) After Separation from Service. In the case of an Employee who separates from Service and who resumes Service, but not as a Re-Employed Employee, years or months of Eligibility Service credited to such Employee for Service performed prior to his resumption of Service shall be disregarded. For purposes of this Section, in the case of an Employee who separates from Service and who resumes Service, but not as a Re-Employed Employee, Employment Commencement Date shall mean the date on which an Employee first performs an Hour of Service for the Employer following the close of the last Plan Year in which the Employee incurred a Break in Service.

     3.3 Participation - Employed Employees.

     In general, an Employee whose Service terminates and who is subsequently re-employed shall commence participation in accordance with the provisions of Sections 3.1 and 3.2. However, a Re-Employed Employee who is an Eligible Employee shall re-enter the Plan as a Participant:

     (a) If he was a Participant prior to his separation from Service, the day he performs his first Hour of Service as a result of his return to Service, or

     (b) If he was not a Participant prior to his separation from Service, on the later of (1) the first Plan Entry Date after he has completed the requisite Eligibility Service specified in Section 3.1 (counting any Service previously credited under Section 3.2(a) and not subsequently disregarded under Section 3.2(b)), taking into account, where relevant, any prior Service, or (2) his reemployment commencement date.

     3.4 Notice of  Participation.

     Within a reasonable time following the date upon which an Eligible Employee becomes eligible to become a Participant, but prior to his Plan Entry Date, the Administration Committee shall give such Eligible Employee reasonable notice of his pending commencement of participation in the Plan. Such notice shall include forms on which the Eligible Employee may make the election provided in Section
5.1 of this Plan. By his participation, a Participant shall be deemed to have agreed to abide by the provisions of the Plan.

     3.5 Rollover Contributions.

     An Employee shall become a Participant on the date a Rollover Contribution is made on his behalf, if he has not already become a Participant, solely for purposes of such Rollover Contribution. However, such Employee shall not be eligible to make Participant contributions or receive an allocation of Employer Contributions until he has satisfied the general requirements of this Article.


------------------------------
End of Article

                                   ARTICLE IV.

                             EMPLOYER CONTRIBUTIONS

     4.1 Employer Contributions.

     Subject to the limitations specified in Section 4.2, each Employer shall make the contributions provided for in Section 4.1(a) for each Limitation Year ending with or within its Fiscal Year. In addition, subject to the limitations specified in Section 4.2 for each such Limitation Year, each Employer may also make additional contributions, in its sole and absolute discretion, as described in subsections (b), (c) and (d) of this Section. The Employer contributions made for any Limitation Year shall or may be as follows:

     (a) Salary Deferral Contribution. A Salary Deferral Contribution that equals the aggregate amount by which Participants have elected, in accordance with the provisions of Section 5.1, to reduce their Considered Compensation for the Plan Year that ends with or immediately after the Limitation Year.

     (b) Matching Contribution. A Matching Contribution by the Employer, in its sole and absolute discretion, that is subject to the limitations of Section 4.5 and that does not exceed 100% of the Salary Deferral Contribution elected by a Participant pursuant to Section 5.1(a) in any Plan Year.

     (c) Profit Sharing Contribution. A Profit Sharing Contribution in an amount, if any, determined by the Employer, in its sole and absolute discretion.

     (d) Nonelective Contribution. A Nonelective Contribution in an amount, if any, determined by the Employer in its sole and absolute discretion.

     4.2 Employer Contribution Limitation.

     (a) Notwithstanding the provisions of Section 4.1, the aggregate amount of Salary Deferral Contributions, Matching Contributions, Nonelective Contributions, and Profit Sharing Contributions for each Limitation Year shall not exceed either the total amount deductible under section 404 of the Code, or the sum of:

     (1) The aggregate of the limitations prescribed by Section 6.9 for all Participants entitled to share in the allocation of such contributions under
Section 6.4, and

     (2) The sum of any amounts that have been erroneously unallocated with respect to Employees who were or would have been entitled to share in the allocation of contributions but for the failure to credit such Participants with Hours of Service that are determined during the Limitation Year to be creditable, to the extent such contribution was not made in a preceding Limitation Year.

     If either of the above limitations would be exceeded for any Limitation Year, the Employer shall reduce its contributions to the extent necessary to satisfy such limitations, in the following order of reduction: (i) to the extent permitted by law without jeopardizing the qualification of either the Plan or the cash or deferred arrangement thereunder, Salary Deferral Contributions, starting with the Participant(s) with the highest Actual Deferral Percentage,
(ii) Profit Sharing Contributions, (iii) Matching Contributions, and (iv) Nonelective Contributions.

     (b) Forfeitures arising during a Limitation Year shall be applied to reduce Employer Contributions for the Limitation Year in which such Forfeitures occur and shall be deemed to be Employer Contributions for such Limitation Year; provided, however, that Forfeitures shall not reduce Salary Deferral Contributions. Forfeitures used to reduce Employer Contributions shall be deemed to reduce Employer Contributions in the following order: first, restoration of accrued benefits as provided in Section 7.7(b), second, Nonelective
Contributions, third, Matching Contributions, and fourth, Profit Sharing Contributions. In addition, Forfeitures may also be applied to pay the administration expenses of the Plan, as provided in Section 17.3. If Forfeitures arising during the Limitation Year exceed the aggregate limitations prescribed by Section 6.9 for all Participants entitled to share in the allocation of Employer Contributions for the Limitation Year plus any amounts described in
Section 4.2(a)(2), the amount of such excess Forfeitures shall held unallocated in a suspense account in accordance with Section 6.9(d) and treated as Forfeitures arising during the next Limitation Year.

     4.3 Determination of Contribution.

     Each Employer, from its records, shall determine the amount of any contributions to be made by it to the Trust under the terms of the Plan.

     4.4 Time and Method of Payment of Contributions.

     Each Employer shall pay Salary Deferral Contributions to the Trustee on the earliest date on which such contributions can by reasonably segregated from the Employer's general assets, not to exceed the 15th business day of the month following the month in which such amounts would otherwise have been payable to the Participant in cash. The Employer may pay the remainder of its contribution for each Plan Year in one or more installments. The Employer's contribution for any Plan Year shall be due on the last day of its Fiscal Year with or within which such Plan Year ends, and, unless paid before, shall be payable then or as soon thereafter as practicable, but not later than the time prescribed by law for filing the Employer's federal income tax return (including extensions thereof) for such Fiscal Year, without interest. If the contribution is on account of the Employer's preceding Fiscal Year, the contribution shall be accompanied by the Employer's signed statement to the Trustee that payment is on account of such Fiscal Year. Contributions may be paid in cash, or other property, as the Employer may determine, including qualifying employer real property and qualifying employer securities (as defined in sections 407 and 408 of ERISA). Property shall be valued at its fair market value at the time of contribution. All contributions for each Plan Year shall be deemed to be paid as of the earlier of the actual date of payment or the last day of such Plan Year.

     4.5 Limitations on Matching Contribution.

     For each Plan Year, the Plan shall satisfy the  nondiscrimination  tests in section 401(m) of the Code and Treasury Regulations promulgated thereunder. This Code section and corresponding regulations are hereby incorporated by this reference.

     (a) Limitations. Notwithstanding the provisions of Sections 4.1 and 5.2(c)(3), the Actual Matching Percentage for the Highly Compensated Employees with respect to any Plan Year shall not exceed the greater of (1) or (2):

     (1) The Actual Matching Percentage for the Eligible Employees who are not Highly Compensated Employees multiplied by 1.25, or

     (2) The Actual Matching Percentage for the Eligible Employees who are not Highly Compensated Employees multiplied by two provided that the Actual Matching Percentage for the Highly Compensated Employees may not exceed the Actual Matching Percentage for the Eligible Employees who are not Highly Compensated Employees by more than two percentage points, but subject to the aggregate limitation rules of Section 4.5(b).

     (b) Aggregate Limit. If one or more Highly Compensated Employees are eligible for contributions that are tested under both this Section 4.5 and
Section 5.2, multiple use of the Actual Matching Percentage alternative limit set forth in Section 4.5(a)(2) shall be limited so that the disparity in the aggregated Actual Deferral Percentage and Actual Matching Percentage of such Highly Compensated Employees does not exceed that of all other Participants by more than the aggregate limit. Except as provided in this Section, the "aggregate limit," for purposes of this Section, is the greater of the following:

     (1) The sum of:

     (A) 1.25 multiplied by the greater of (i) the Actual Deferral Percentage of the group of Participants who are not Highly Compensated Employees for the Plan Year, or (ii) the Actual Matching Percentage of the group of Participants who are not Highly Compensated Employees for the Plan Year, and

     (B) Two plus the lesser of (i) or (ii) above; provided, however, that this amount shall not exceed 2.0 multiplied by the lesser of (i) or (ii) above.

     (2) The sum of:

     (A) 1.25 multiplied by the lesser of (i) the Actual Deferral Percentage of the group of Participants who are not Highly Compensated Employees for the Plan Year, or (ii) the Actual Matching Percentage for the group of Participants who are not Highly Compensated Employees for the Plan Year; and

     (B) Two  plus  the  greater  of (i) or (ii)  in the  immediately  preceding
subparagraph;   provided,  however,  that  this  amount  shall  not  exceed  2.0 multiplied by the greater of (i) or (ii) above.

     Amounts in excess of the aggregate limit shall be treated as excess contributions and adjusted as provided in Section 4.5(c). For purposes of applying this multiple use limit, the Actual Matching Percentage and the Actual Deferral Percentage shall be determined after any required distributions of excess contributions and deferrals under Sections 4.5(c), 5.2(c), and 5.3, and any recharacterizations of excess contributions under Section 5.2(c)(3).

     (c)  Adjustments  for Excess  Contributions.  A distribution  which is made
pursuant   to  the   adjustments   described   in  this   Section  may  be  made
notwithstanding any other provision of the Plan.

     (1) Determination of Excess Contributions. If at any time during a Plan Year, the Actual Matching Percentage for the Highly Compensated Employees would exceed, if not adjusted in accordance with the limitations of this Section, the amounts allowed under Section 4.5(a), the "excess contributions" (hereinafter defined) for the Plan Year may be eliminated by the Administration Committee by
(i) refunding Employee Contributions and/or Matching Contributions plus earnings (or less losses) thereon for the Plan Year, (ii) forfeiting Matching Contributions that are not vested, or (iii) a combination of the above, until the Actual Matching Percentage for the Highly Compensated Employees does not exceed the limits of Section 4.5(a). "Excess contributions" shall mean, with respect to the Plan Year, the excess of (i) the aggregate amount of Employee Contributions and Matching Contributions (and any other contributions considered in determining the Actual Matching Percentage) actually paid over to the Trust (or which, absent the limitations of Section 4.5(a), would have been paid over to the Trust) on behalf of Highly Compensated Employees for such Plan Year, over
(ii) the maximum amount of such Employee Contributions and Matching Contributions (and any other contributions considered in determining the Actual Matching Percentage) permitted under the limitations of Section 4.5(a).

     Refund or reduction of excess contributions shall be made according to any of the following methods, alone or in combination, as determined by the Administration Committee, and in accordance with sections 401(a)(4) and 401(m) of the Code (and regulations thereunder):

     (A) Refund of Unmatched Employee Contributions. Any Employee Contributions which are not matched by Matching Contributions or any other contributions considered in determining the Actual Matching Percentage (plus earnings or less losses thereon as specified in Sections 4.5(c)(3) and 4.5(c)(4) below) shall be refunded (according to the method specified in Section 4.5(c)(2) below) to such Highly Compensated Employees until the limits of Section 4.5(a) are satisfied.

     (B) Forfeiture of Unvested Matching Contributions. Any Matching Contributions contributed to a Highly Compensated Employee's Matching Account which are not vested shall be treated as a Forfeiture until the limits of
Section 4.5(a) are satisfied.

     (C) Refund of Matching Contributions and Matched Employee Contributions. If, after applying paragraph (A) above, the limits of Section 4.5(a) are not satisfied, the Administration Committee shall refund such excess contributions (including earnings and losses as specified in Sections 4.5(c)(3) and 4.5(c)(4)) to the applicable Highly

Compensated Employees by alternately applying paragraphs (i) and (ii) below on an equal dollar-for-dollar basis, until the limits of Section 4.5(a) are satisfied.

     (i) Refund (according to the method specified in Section 4.5(c)(2)) the amount of Matching Contributions that have been contributed by the Employer, and

     (ii) Refund (according to the method specified in Section 4.5(c)(2)) the portion of Employee Contributions that were matched.

     (2) Refund Method. The amount of excess contributions to be refunded to each Highly Compensated Employee under Sections 4.5(c)(1)(A) or 4.5(c)(1)(C) above is to be determined by calculating the amount of reduction in contributions necessary to result in satisfaction of the limits. The reductions shall be made on the basis of contributions made by, or on behalf of, each Participant, beginning with the Participant with the highest dollar amount of such contributions for the relevant year. All refunds from a Participant's Salary Deferral Account shall be charged first against Salary Deferral Contributions for the calendar year that includes the first day of the Plan
Year, and then, to the extent necessary, charged against Salary Deferral Contributions for the calendar year that includes the last day of the Plan Year. All refunds shall be distributed by the Trustee to the Highly Compensated Employees within 2 1/2 months after the close of the Plan Year in which such excess contributions arose, if administratively feasible, and within 12 months after the close of such Plan Year, at the latest.

     The excess contributions identified by application of the preceding paragraph shall be distributed to the Highly Compensated Employees whose Actual Matching Percentages were reduced.

     (3) Determination of Earnings and Losses for the Plan Year. The earnings or losses allocable to excess contributions for the applicable Plan Year shall be determined by multiplying the total income (or loss) allocable to the Participant's Employee Contribution Account for the applicable Plan Year by a fraction, the numerator of which is the excess contribution on behalf of the Participant for the applicable Plan Year and the denominator of which is the balance of the Participant's Employee Contribution Account on the last day of the applicable Plan Year (prior to any refund of excess contributions) reduced by the income or gain (or increased by the loss) allocable to such total amount for the Plan Year.

     (4) Income Allocable to Excess Contributions. The income allocable to excess contributions, for purposes of Section 4.5(c)(3), shall include all earnings and appreciation, including such items as interest, dividends, rent, royalties, gains from the sale of property, appreciation in the value of stock, bonds, annuity and life insurance contracts, and other property, without regard to whether or not such appreciation has been realized.


     4.6  Return  of  Employer  Contributions.

     Upon an Employer's request, a contribution which was (a) made upon a mistake of fact, (b) conditioned upon initial qualification of the Plan, provided that a determination letter application is filed prior to the period prescribed in section 401(b) of the Code, and the Plan receives an adverse determination, or (c) conditioned upon deductibility of the contribution under section 404 of the Code, shall be returned to the Employer within one year after payment of the contribution, denial of the initial qualification, or disallowance of the deduction (to the extent disallowed), as the case may be; provided, however, the amount returned shall be the excess of the amount contributed over the amount which would have been contributed if there had been no mistake of fact or a mistake in determining the amount of the deduction. Any earnings on the excess contribution amount shall not be returned to the Employer, although any losses thereon will reduce the amount so returned. The entire amount may be returned if the Plan, from its inception, fails to be a qualified plan, within the meaning of section 401(a) of the Code.


------------------------------
End of Article

                                   ARTICLE V.

                     PARTICIPANT CONTRIBUTIONS AND ROLLOVERS

     5.1 Participant Election to Defer Considered Compensation.

     (a) Subject to the provisions of Section 5.2, a Participant may elect:

     (1) To receive his entire Considered Compensation in cash; or

     (2) To defer a portion of his Considered Compensation, not to exceed the Deferral Limitation for a calendar year. Such an election must be a specified whole percentage that is at least 1% and does not exceed 15% of a Participant's Considered Compensation. The Employer shall contribute the amount deferred to the Trust as a Salary Deferral Contribution to be allocated, for the Participant's benefit, to his Salary Deferral Account.

     The Deferral Limitation above shall be decreased by any salary deferrals under section 401(k) of the Code made by a Participant under any Related Plan, to the extent that any "excess deferrals" (as defined in Section 5.3) are allocated to this Plan pursuant to Section 5.3.

     (b) An Employee must make an election under this Section to defer the receipt of Compensation on the form and within the time prescribed by the Committee. The deferral election shall become effective as of the first Plan Entry Date that is coincident with or immediately follows the date that the Employee becomes an Eligible Employee, or, if the initial election is not filed in a timely manner, on the next Plan Entry Date.

     (c) A Participant may prospectively modify a deferral election made hereunder to be effective on any Plan Entry Date, or prospectively revoke a deferral election effective on any payroll date, by providing written notice of such modification to the Administration Committee in the time and manner prescribed by the Committee.

     5.2 Limitation on Salary Deferral Contributions for Highly Compensated Employees.

     For each Plan Year, the Plan shall satisfy the  nondiscrimination  tests in section 401(k)(3) of the Code and the Treasury Regulations promulgated thereunder. This Code section and regulations are hereby incorporated by this reference.

     (a) Limitations. Notwithstanding the provisions of Section 5.1, the Actual Deferral Percentage for the Highly Compensated Employees with respect to any Plan Year shall not exceed the greater of (1) or (2):

     (1) The Actual Deferral Percentage for the Eligible Employees who are not Highly Compensated Employees multiplied by 1.25, or

     (2) The Actual Deferral Percentage for the Eligible Employees who are not Highly Compensated Employees multiplied by two provided that the Actual Deferral

Percentage for the Highly Compensated Employees may not exceed the Actual Deferral Percentage for the Eligible Employees who are not Highly Compensated Employees by more than two percentage points, but subject to the aggregate limitation rules of Section 5.2(b).

     (b) Aggregate Limit. If one or more Highly Compensated Employees are eligible for contributions that are tested under both Section 4.5 and this
Section 5.2, multiple use of the Actual Deferral Percentage alternative limit set forth in Section 5.2(a)(2) shall be limited so that the disparity in the aggregated Actual Deferral Percentage and Actual Matching Percentage of such Highly Compensated Employees does not exceed that of all other Participants by more than the aggregate limit. For purposes of this Section 5.2(b), the "aggregate limit" is determined by the greater of the following:

     (1) The sum of:

     (A) 1.25 multiplied by the greater of (i) the Actual Deferral Percentage of the group of Participants who are not Highly Compensated Employees for the Plan Year, or (ii) the Actual Matching Percentage of the group of Participants who are not Highly Compensated Employees for the Plan Year; and

     (B) Two plus the lesser of (i) or (ii) above; provided, however, that this amount shall not exceed 2.0 multiplied by of the lesser of (i) or (ii) above.

     (2) The sum of:

     (A) 1.25 multiplied by the lesser of (i) the Actual Deferral Percentage of the group of Participants who are not Highly Compensated Employees for the Plan Year, or (ii) the Actual Matching Percentage for the group of Participants who are not Highly Compensated Employees for the Plan Year; and

     (B) Two  plus  the  greater  of (i) or (ii)  in the  immediately  preceding
subparagraph;   provided,  however,  that  this  amount  shall  not  exceed  two multiplied by the greater of (i) or (ii) above.

     Amounts in excess of the aggregate limit shall be treated as excess contributions and adjusted as provided in Section 5.2(c). For purposes of applying this multiple use limit, the Actual Matching Percentage and the Actual Deferral Percentage shall be determined after any required distributions of excess contributions and deferrals under Sections 4.5(c), 5.2(c), and 5.3, and any recharacterizations of excess contributions under Section 5.2(c)(3).

     (c) Adjustments for Excess Contributions. If the Actual Deferral Percentage for the Highly Compensated Employees exceeds or is reasonably expected by the Committee to exceed the amounts allowed under Section 5.2(a), the Committee shall, in its sole and absolute discretion, do one or more of the following:

     (1) Prospective Reduction of Excess Contributions. As often as the Committee elects, and at any time during a Plan Year, it shall prospectively reduce the amount of Considered Compensation to be deferred pursuant to Section 5.1(a) by each Highly Compensated Employee who has elected pursuant to Section 5.1(a) to defer a portion of his Considered Compensation until the Actual Deferral Percentage for Highly Compensated Employees will not exceed the limits of Section 5.2(a).

     (2) Refund of Excess Contributions.

     (A) Refund the portion of each Highly Compensated Employee's Salary Deferral Contribution that constitutes a portion of the excess contribution (hereinafter defined) for the Plan Year, plus earnings (or less losses) thereon for the Plan Year until the Actual Deferral Percentage for the Highly Compensated Employees does not exceed the limits of Section 5.2(a) with all refunds from a Participant's Salary Deferral Account to be charged first against Salary Deferral Contributions for the calendar year that includes the first day of the Plan Year, and then, to the extent necessary, charged against Salary Deferral Contributions for the calendar year that includes the last day of the Plan Year. All such refunds shall be distributed by the Trustee to the Employee within two and one-half months after the close of the Plan Year in which the excess contribution arose, if administratively possible, and within 12 months after the close of such Plan Year at the latest. For purposes of this Section, "excess contribution" shall mean, with respect to any Plan Year, the excess of
(i) the aggregate amount of Salary Deferral Contributions (and any other amounts considered in determining the Actual Deferral Percentage) actually paid over to the Trust on behalf of Highly Compensated Employees for such Plan Year, over
(ii) the maximum amount of such Salary Deferral Contributions (and any other amounts considered in determining the Actual Deferral Percentage) permitted under the limitations of Section 5.2(a).

     The amount of excess contributions for each Highly Compensated Employee is to be determined by calculating the amount of reduction in contributions necessary to result in satisfaction of the limits. This reduction shall be made on the basis of contributions made by, or on behalf of, each Participant, beginning with the Participant with the highest dollar amount of contributions for the relevant year.

     The  provisions of this Section  shall be applied  after the  provisions of
Section 5.2(c)(2) and any distributions thereunder. Any distribution made pursuant to this Section may be made notwithstanding any other provision of this Plan.

     (B) Determination of Earnings and Losses for Plan Year. The earnings or losses allocable to excess contributions for the applicable Plan Year shall be determined by multiplying the total income (or loss) allocable to the Participant's Salary Deferral Account for the applicable Plan Year by a fraction, the numerator of which is the excess contribution on behalf of the Participant for the applicable Plan Year and the denominator of which is the balance of the Participant's Salary Deferral Account on the last day of the applicable Plan Year (prior to any refund or redistribution of excess contributions), reduced by the income or gain (or increased by the loss) allocable to such total amount for the Plan Year.

     (C) Income Allocable to Excess Contributions. The income allocable to excess contributions, for purposes of Section 5.2(c)(2)(B), shall include all earnings and appreciation, including such items as interest, dividends, rent, royalties, gains from the sale of property, appreciation in the value of stock, bonds, annuity and life insurance contracts, and other property, without regard to whether such appreciation has been realized.

     (3) Recharacterization of Excess Contributions. The Committee may reduce the portion of each Highly Compensated Employee's Salary Deferral Contribution that constitutes a portion of the excess contribution (as defined and determined in accordance with Section 5.2(c)(2)(A)) for the Plan Year, plus earnings (or less losses) thereon for the Plan Year, until the Actual Deferral Percentage for the Highly Compensated Employees does not exceed the limits of Section 5.2(a) and recharacterize the reduction amounts as Employee Contributions (and earnings thereon) and credit such recharacterized amounts to the appropriate Participants' Employee Contribution Account for the same Plan Year as the year in which the Salary Deferral Contributions being recharacterized were made. Such recharacterizations shall be charged first against Salary Deferral Contributions for the calendar year that includes the first day of the Plan Year, and then, to the extent necessary, charged against Salary Deferral Contributions for the calendar year that includes the last day of the Plan Year. However, as required under section 1.401(k)-1(f)(3)(iii)(B) of the Treasury Regulations, such Salary Deferral Contributions may be recharacterized only to the extent that a Highly Compensated Employee could have otherwise made Employee Contributions to the Plan.

     The Employer or Committee shall report recharacterized excess contributions as Employee Contributions to the Internal Revenue Service and the Participant, by timely providing to the Employer and Participant such forms as the Commissioner of the Internal Revenue Service shall designate, and shall timely take such other action as the Commissioner of the Internal Revenue Service shall require. Recharacterization will be deemed to have occurred on the date on which the last of those Highly Compensated Employees with excess contributions to be recharacterized is notified in the manner specified in this Section 5.2(c)(3). However, notwithstanding anything to the contrary above, excess contributions may not be recharacterized after 2 1/2 months after the close of the Plan Year to which the recharacterization relates. The provisions of this Section
5.2(c)(3) shall be applied after the provisions of Section 5.3 and any distributions thereunder. Any recharacterization made pursuant to this Section 5.2(c)(3) may be made notwithstanding any other provision of this Plan.

     5.3 Distribution of Excess Deferrals.

     If a Participant is required to include in his gross income for a calendar year elective deferrals (as defined in section 402(g)(3) of the Code) which exceed the Deferral Limitation, such amounts shall be treated as "excess deferrals" and shall be distributed to the Participant. The Administration Committee shall distribute such excess deferral, adjusted for any income or losses allocable to such amount (determined in accordance with the principles of Section 5.2(c)(2)) for the Plan Year in question not later than the April 15th following the calendar year in which the excess deferrals were made, or such later time as permitted by the Code or in Treasury Regulations. Any distribution made pursuant to this Section may be made notwithstanding any other provision of this Plan.

     5.4 Rollover Contributions and Trust Transfers.

     An Employee may make a Rollover Contribution to the Plan of any nonforfeitable interest he has in assets attributable to contributions made by an employer under another plan that is qualified under section 401(a) of the Code.

     (a) Rollover Contributions shall be made in cash or non-cash property acceptable to the Trustee. Rollover Contributions shall be separately accounted for and are at all times nonforfeitable. Before accepting a Rollover Contribution, the Committee may require a Participant to furnish satisfactory evidence that the proposed contribution is in fact a Rollover Contribution which the Code permits an employee to make to a plan qualified under section 401(a) of the Code.

     (b) The Trustee may accept a transfer of assets from another plan that is qualified under section 401(a) of the Code. In such an event, the Committee shall determine the appropriate Accounts of the affected Participants or shall establish new Accounts to allocate such assets. If the Trustee accepts an asset transfer that would require the Plan to provide any benefit, pursuant to section 411(d)(6) of the Code or otherwise, that is not provided for in the Plan on the date of such transfer, the Committee may establish new Accounts to preserve the protected benefits of the affected Participants. The provisions of Section 15.7 shall apply if the Trustee accepts any trust-to-trust transfer of assets.

     5.5 Employee Contributions.

     Employee Contributions shall only be permitted to the extent allowable under section 1.401(k)-1(f)(3)(iii)(B) of the Treasury Regulations. As of the last Valuation Date for each Plan Year, the Committee shall allocate and credit, for the Plan Year preceding such Valuation Date, each Participant's Employee Contributions deemed to have been made during such Plan Year, plus earnings and gains and less any losses for such Plan Year on Employee Contributions, to the contributing Participant's Employee Contribution Account.


------------------------------
End of Article

                                   ARTICLE VI.

                                   ALLOCATIONS

     6.1 Participant's Accounts.

     The Administration Committee shall establish for each Participant one or more of the Accounts described in Section 2.1, as appropriate, to which shall be allocated the proper Employer Contributions, Salary Deferral Contributions and, if applicable, Employee Rollover Contributions, together with the income, gain, and losses allocable thereto and less the distributions therefrom. The establishment of separate Accounts shall not require a segregation of the Trust assets.

     6.2 Charging of Payments and Distributions.

     On each Valuation Date, all payments, distributions and loans made under the Plan since the immediately preceding Valuation Date to or for the benefit of a Participant or his Beneficiary shall be charged to the proper Accounts of such Participant.

     6.3 Allocation of Earnings to Accounts.

     The charges and allocations to Accounts provided for in this Section shall be performed separately with respect to each Account. On each Valuation Date, after allocating charges pursuant to Section 6.2 and prior to allocating Profit Sharing Contributions or Matching Contributions made to the Trust during the immediately preceding Allocation Period, Trust earnings and realized and unrealized gains and losses that are attributable to each Participant's Account shall be allocated according to the actual investment experience for each such Account.

     6.4 Allocation of Contributions.

     With respect to Salary Deferral Contributions and Matching Contributions, as of the last day of the Allocation Period in which such Salary Deferral Contributions occurred and, with respect to all other Employer Contributions, as of the last Valuation Date for each Plan Year, the Administration Committee shall:

     (a) First, determine the aggregate limitation prescribed by Section 6.9 for all Participants entitled to share in the allocation of Salary Deferral Contributions or Employer Contributions for the Limitation Year ending within the Plan Year.

     (b) Next, as of each Valuation Date, allocate to each Participant's Salary Deferral Account a portion of the total Salary Deferral Contributions to be allocated on such Valuation Date the amount of Salary Deferral Contributions authorized by the Participant, in accordance with Section 5.1, during the immediately preceding Allocation Period; provided that the amount allocated to a Highly Compensated Employee's Salary Deferral Account for a given Limitation Year shall be subject to the limitations of Section 5.2.

     (c) Next,  for  those  Participants  who have  authorized  Salary  Deferral
Contributions, as of each Valuation Date allocate to each such Participant's Matching Contribution Account a portion of the total Matching Contributions to be allocated during the immediately preceding Allocation Period that equals the percentage, if any, of such Participant's Salary Deferral Contributions for such Plan Year to be contributed as Matching Contribution under Section 4.1(b); provided that the amount allocated to the Matching Account of a Highly Compensated Employee for a given Plan Year shall be subject to the limitations of Section 4.5.

     (d) Next, as of the last Valuation Date for each Plan Year, allocate, for the Plan Year preceding such Valuation Date, Profit Sharing Contributions among the Profit Sharing Accounts of Participants who completed one year of Vesting Service during the Plan Year, or who terminated employment with the Employer during the Plan Year by reason of death, Disability, or retirement, such allocation to be pro rata according to the ratio that each such Participant's Considered Compensation for the Plan Year bears to the Considered Compensation of all Participants entitled to such allocation of the Profit Sharing Contribution for such Plan Year. Notwithstanding the foregoing, Profit Sharing Contributions shall not be allocated on behalf of Eligible Employees of Mutual Travel, Inc. unless the board of directors of the Company shall otherwise direct by resolution.

     (e) Next, unless otherwise provided in an adoption agreement, each Plan Year for which an Nonelective Contribution is made, the Employers shall divide such contribution into one or more separate tiers, as determined in accordance with the methodology specified below, provided that separate tiers and allocations shall be determined in the manner that results in the lowest additional contribution to the Plan by the Employer. Prior to making actual allocations to the separate tiers, the Administration Committee shall make allocations of Nonelective Contributions on a hypothetical basis, and then make the appropriate allocations of Employer contributions to the appropriate Accounts of the Participants who are determined to be eligible therefor on such hypothetical basis.

     (1) If the Nonelective Contribution is divided into more than one tier, each succeeding tier shall be allocated, as of the last Valuation Date of the Plan Year, to the Salary Deferral Account of each non-Highly Compensated Employee entitled thereto by Section 6.5 who, after disregarding the Employees receiving an allocation from a previous tier, elected the lowest percentage of Salary Deferral Contributions for such year, in the ratio that the Considered Compensation of each such non-Highly Compensated Employee bears to the Considered Compensation of all such non-Highly Compensated Employees who are entitled to receive an allocation from that tier.

     (2) The allocation formula under this Section shall be employed so that the contribution and allocation to each tier results in the Actual Deferral Percentage (or, at the election of the Administration Committee, the Actual Matching Percentage) for that tier being raised by a certain percentage, as determined by the Employers, provided that the percentage increase for each succeeding tier shall in no event be greater than such increase for any preceding tier.

     6.5 Participants to Whom Nonelective Contributions Shall be Allocated.

       Unless otherwise provided in an adoption agreement, the Nonelective Contributions for any Plan Year shall be allocated among and credited to the Salary Deferral Accounts of Eligible Employees who were not Highly Compensated Employees and who have satisfied the requirements of Article III prior to or during the Plan Year and completed a Year of Vesting Service during the Plan Year; provided, however, that any Employee who was a Participant during the Plan Year, who terminated employment with the Employer, and who, immediately thereafter, commenced employment with a Related Employer shall be eligible for an allocation of Nonelective Contributions in such year, provided that such Employee completes a Year of Vesting Service during the Plan Year (aggregating his Service with the Employer and the Related Employer).

     6.6 Dates Contributions Considered Made.

     For purposes of this Article , Nonelective Contributions, and Profit Sharing Contributions under the Plan for any Plan Year shall be considered to have been made on the last day of that year, unless paid sooner to the Trustee. Salary Deferral Contributions, Matching Contributions, Rollover Contributions, and Employee Contributions under the Plan for any Plan Year shall be considered to have been made on the Valuation Date falling on the last day of the Allocation Period in which the Rollover Contribution was made or to which the Participant elections pursuant to Section 5.1(a) giving rise to the Salary Deferral Contributions, or through recharacterization of such contributions, giving rise to Employee Contributions, relate. Notwithstanding anything in this Section to the contrary, earnings, gains and losses shall be allocated and determined pursuant to Section 6.3.

     6.7 Allocation Does Not Create Rights.

     No Participant shall acquire any right to or interest in any specific asset of the Trust as a result of the allocations provided for in the Plan.

     6.8 Equitable Allocations.

     If the Committee in good faith determines that certain expenses of administration paid by the Trustee during the Plan Year under consideration are not general, ordinary, and usual and should not equitably be borne by all Participants, but should be borne only by certain individual Participants on whose behalf specific expenses were incurred, the net earnings and adjustments in value of the accounts shall be increased by the amounts of such expenses, and the Committee shall make suitable adjustments by debiting the particular Account or Accounts of such one or more Participants, Former Participants, or
Beneficiaries; provided, however, that any such adjustment must be nondiscriminatory and consistent with the provisions of section 401(a) of the Code.

     6.9 Limitation on Annual Additions.

     (a) General. Notwithstanding any other provision of the Plan, the Annual Addition to a Participant's Accounts for any Limitation Year may not exceed an amount equal to the lesser of:

     (1) $30,000 or, if greater,  25% of the dollar  limitation  in effect under section 415(b)(1)(A) of the Code; or

     (2) 25% of the Participant's Compensation for the Limitation Year; provided, however, that this limitation shall not apply to any contributions for post-retirement medical benefits treated as Annual Additions under section 419A(f)(2) of the Code or any other amount treated as an Annual Addition under section 415(l)(1) of the Code.

     (b) Additional Limitation - Related Plan. If a Participant also participates in a Related Plan, any reductions required by section 415 of the Code shall be made first from the Related Plan if such Related Plan provides for the same, and, if not, the maximum amount allocable to a Participant's Accounts for the Limitation Year as specified in paragraph (a) of this Section shall be reduced by the amount of the Annual Addition made with respect to the Participant for the Limitation Year under any Related Plan.

     (c) Additional Limitation - Defined Benefit Plan. If a Participant also participates in one or more qualified defined benefit plans (as defined in section 414(j) of the Code) maintained by the Employer or any Related Employer, the maximum amount otherwise allocable to his Accounts under paragraphs (a) and
(b) of this Section shall be reduced to the extent necessary to ensure that the sum of the "Defined Benefit Fraction" for the Limitation Year plus the "Defined Contribution Fraction" for the Limitation Year does not exceed 1.0. The Defined Benefit Fraction for a Limitation Year shall be a fraction (a) the numerator of which shall be the projected annual benefit of the Participant under such defined benefit plan or plans (determined as of the close of the year) and (b) the denominator of which shall be an amount equal to the lesser of: (i) the product of 1.25 multiplied by the dollar limitation in effect for such year under section 415(b)(1)(A) of the Code or (ii) the product of 1.4 multiplied by the amount which may be taken into account for such year under section
415(b)(1)(B) of the Code with respect to such Participant. The Defined Contribution Fraction for a Limitation Year shall be a fraction (a) the numerator of which shall be the sum of the annual additions (as defined in section 415(c)(2) of the Code) to the Participant's accounts under all defined contribution plans maintained by the Employer or Related Employer as of the close of the Limitation Year, and (b) the denominator of which shall be the sum of the lesser of the following amounts determined for each such plan for the Limitation Year and for each prior year of service with the Employer: (i) the product of 1.25 multiplied by the dollar limitation in effect for such year under section 415(c)(1)(A) of the Code (determined without regard to section 415(c)(6) of the Code) or (ii) the product of 1.4 multiplied by the amount that may be taken into account under section 415(c)(1)(B) of the Code with respect to such individual under the defined contribution plans for the Limitation Year.

     Notwithstanding the foregoing, the provisions of this paragraph (c) shall only apply if such defined benefit plan or plans do not provide for a reduction of benefits to ensure that the sum of the Defined Benefit Fraction for such Limitation Year and the Defined Contribution Fraction for such Limitation Year does not exceed 1.0.

     (d) Correction of Excess Annual Additions. If the foregoing limitations on Annual Additions would be exceeded in a Limitation Year for any Participant as a result of (i) the allocation of Forfeitures, (ii) a reasonable error in estimating a Participant's Compensation, (iii) a reasonable error in determining the amount of Salary Deferral Contributions that may be made with respect to a Participant, or (iv) any other facts and circumstances that would justify correction of excess Annual Additions, the Administration Committee shall, consistently with Treas. Reg. ss. 1.415-6(b)(6), correct such excess Annual Additions as follows:

     (1) First, the amount of Employee Contributions allocated to a Participant's Accounts during the Limitation Year, and earnings thereon, that are in excess of the limits provided in this Section shall be distributed to the Participant.

     (2) Next, the amount of Salary Deferral Contributions allocated to a Participant's Accounts during the Limitation Year, and earnings thereon, that are in excess of the limits provided in this Section shall be distributed to the Participant.

     (3) Next, any other excess Annual Additions shall be credited to a suspense account and held there unallocated and used to reduce Employer Contributions for that Participant's Accounts in the next Limitation Year (and succeeding Limitation Years, as necessary) if that Participant is covered by the Plan as of the end of the Limitation Year. However, if that Participant is not covered by the Plan as of the end of the Limitation Year, then such excess Annual Additions shall be held unallocated in a suspense account for the Limitation Year and allocated and reallocated in the next Limitation Year to the Accounts of all Participants, as consistent with the provisions of section 1.415-6(b)(6) of the Treasury Regulations. Furthermore, the excess Annual Additions shall be used to reduce Employer Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all of the remaining Participants in the Plan. In the event of termination of the Plan, amounts credited to the a suspense account shall, to the extent permitted by this Section, be allocated among the Accounts of Participants in the ratio that each such Participant's Compensation for the Plan Year in which the termination occurs bears to the Compensation of all such Participants for that Plan Year. Upon termination of the Plan, any amounts remaining in a suspense account that cannot be allocated to Participants' Accounts shall revert to the Employer.

     6.10 Special 410(b) Allocation.

     Notwithstanding the conditions and requirements of this Article for a Participant to share in allocations of Employer contributions, Participants who
(i) earned more than 500 Hours of Service during a Plan Year and (ii) are not otherwise excludable from coverage testing under section 410(b) of the Code ("Includible Participants") shall be deemed eligible to share in the allocation of contributions for such Plan Year to the extent required for the Plan to satisfy the ratio percentage test of section 410(b)(1)(B) of the Code, in the manner that results in the lowest additional contribution by the Employer. To determine which Includible Participants, if any, are to be deemed eligible to share in such allocations, the Administration Committee shall perform the following test on a hypothetical basis: (1) Rank Includible Participants according to the number of Hours of Service credited to each, beginning with the highest number of hours; (2) Determine the number of Includible Participants, selected in order of ranking, to be deemed eligible for an allocation of contributions under this Article so that the Plan satisfies the average benefits test or ratio percentage test (and/or other Code requirements) for the Plan Year; and (3) Make the appropriate allocations of Employer contributions to the Accounts of the Includible Participants who are determined to be eligible on such hypothetical basis.

     6.11 Special Valuation.

     While it is contemplated that the Trust will be valued by the Trustee and allocations made only on the Valuation Date, should it be necessary to make distributions under the provisions hereof, and the Administration Committee, in good faith determines that, because of (a) an extraordinary change in general economic conditions, (b) the occurrence of some casualty radically affecting the value of the Trust or a substantial part thereof, or (c) an abnormal fluctuation in the value of the Trust has occurred since the end of the preceding Plan Year, the Administration Committee may, in its sole discretion, to prevent the payee from receiving a substantially greater or lesser amount than what he would be entitled to, based on current values, cause a revaluation of the Trust to be made and a reallocation of the interests therein as of the date the payee's right of distribution becomes fixed. The Administration Committee's determination to make such special valuation and the valuation of the Trust as determined by the Trustee shall be conclusive and binding on all persons ever interested hereunder.


------------------------------
End of Article

                                  ARTICLE VII.

                  TERMINATION OF SERVICE - PARTICIPANT VESTING

     7.1 Normal Retirement.

     A Participant who retires on or after his Normal Retirement Age shall be entitled to receive a 100% Vested Accrued Benefit. A Participant who remains in the Service of the Employer after attaining Normal Retirement Age shall continue to participate in Employer Contributions until the date of his actual retirement. Upon termination of Service, the Administration Committee shall direct the Trustee to make payment of the full value of the Participant's Accrued Benefit to him at such times and in such manner as provided in Article VI hereof. The value of the Participant's Accrued Benefit shall be determined as of the Valuation Date prior to or coincident with the date of distribution. However, if Salary Deferral Contributions or Employer Contributions are allocated to the Participant's Accounts after such Valuation Date for the Plan Year in which the Participant receives a distribution on account of retirement, then the value of the Participant's Accrued Benefit shall be adjusted to reflect such additional allocations.

     7.2 Early Retirement.

     A Participant who has attained Early Retirement Age may elect to remain in the Service of the Employer and continue to participate in Employer Contributions until the date of his actual retirement. Upon termination of Service, the Administration Committee shall direct the Trustee to make payment of the value of the Participant's Vested Accrued Benefit to him at such times and in such manner as provided in Article VIII hereof. The value of the Participant's Vested Accrued Benefit shall be determined as of the Valuation Date prior to or coincident with the date of distribution. However, if Salary Deferral Contributions or Employer Contributions are allocated to the Participant's Accounts after such Valuation Date for the Plan Year in which the Participant receives a distribution on account of retirement, then the value of the Participant's Vested Accrued Benefit shall be adjusted to reflect such additional allocations.

     7.3 Disability.

     A Participant who becomes Disabled shall be fully vested in his Accrued Benefit, determined as of the Valuation Date coincident with or immediately preceding the date of distribution. However, if Salary Deferral Contributions or Employer Contributions are allocated to the Participant's Accounts after such Valuation Date for the Plan Year in which the Participant receives a distribution on account of Disability, then the value of the Participant's Accrued Benefit shall be adjusted to reflect such additional allocations.

     7.4 Death.

     Upon the death of a Participant, he shall become fully vested in his Accrued Benefit, determined as of the Valuation Date coincident with or immediately preceding the date of distribution. However, if Salary Deferral Contributions or Employer Contributions are allocated to the Participant's Accounts after such Valuation Date for the Plan Year in which the Beneficiary receives a distribution on account of the Participant's death, then the value of the Participant's Accrued Benefit shall be adjusted to reflect such additional allocations.

     7.5 Termination of Service Prior to Normal Retirement Age.

     The value of a Participant's Accrued Benefit shall be determined as of the Valuation Date coincident with or immediately preceding the date payment of the Accrued Benefit commences. However, if Salary Deferral Contributions or Employer Contributions are allocated to the Participant's Accounts after such Valuation Date, the value of the Participant's Accrued Benefit shall be adjusted to reflect such additional allocations. All amounts attributable to a Participant's Salary Deferral Account are nonforfeitable at all times. A Participant who terminates service on or after his Early Retirement Date shall be 100% vested in all of his Accounts under the Plan. Except as provided in subsections (a), (b), (c), (d), (e), (f), or (g) of this Section, for all other Participants, the Participant's nonforfeitable right to a percentage of his Accrued Benefit attributable to his Matching Account and Profit Sharing Account upon termination of Service for any reason before Normal Retirement Age (except death or Disability) shall be based upon his years of Vesting Service in accordance with the following schedule:

                      Years of                            Percent
                  Vesting Service                          Vested
                  ---------------                          ------

                 Less than 2                                  0%
                           2                                 25%
                           3                                 50%
                           4                                 75%
                   5 or more                                100%

     (a) Each Participant shall have a 100% Vested Accrued Benefit attributable to his Matching Account and Profit Sharing Account who (i) was a Participant on January 1, 1987 and (ii) had a 100% Vested Accrued Benefit under the predecessor plan of those participating Employers listed at Attachment A of the Plan as restated effective January 1, 1987 (i.e., Washington Mutual Financial, Inc., Murphey Favre, Inc., Composite Research & Management Co., Murphey Favre Properties, Inc., Washington Mutual Insurance Services, Inc., E.J. Life Insurance Co., and Benefit Service Corporation), or who had one Year of Eligibility Service as of December 31, 1986.

     (b) Each former employee of Somers, Grove & Co., Inc. who had six months of service (as defined under the Somers, Grove & Co., Inc. 401(k) Savings Plan) as of December 31, 1986 shall have a 100% Vested Accrued Benefit attributable to his Matching Account and Profit Sharing Account.

     (c) Each Employee of Mutual Travel, Inc. on December 31, 1988, who is scheduled to work at least 20 hours each week shall have a 100% Vested Accrued Benefit attributable to his Matching Account and Profit Sharing Account.

     (d) If a Participant or Former Participant has engaged in "dishonesty," his Accrued Benefit shall become fully vested after he has completed five years of Vesting Service. If he terminates prior to completing five years, his Accrued Benefit derived from Employer Contributions, but not amounts credited to his Salary Deferral Account or Rollover Account, shall be treated as a Forfeiture. For purposes of this Section, "dishonesty" means that the Participant has engaged in acts of fraud, embezzlement, theft or any other crime of moral turpitude or has otherwise been dishonest in his relationship with the Employer (without necessity of formal criminal proceedings being initiated against him) and his employment terminated by either discharge or resignation, as determined by the Administration Committee.

     (e) Each Employee who has one or more accounts under the Plan attributable to such Employee participation in a defined contribution plan maintained by United Western Financial Group, Inc. shall be vested in such account according to the following schedule:

                            Matching Contributions Account

                      Years of                             Percent
                  Vesting Service                          Vested
                  ---------------                          ------

                           1                                  0%
                           2                                  0%
                           3                                100%


                             Profit Sharing Account
                    (for hire dates prior to October 1, 1994)

                      Years of                             Percent
                  Vesting Service                          Vested
                  ---------------                          ------

                           1                                 20%
                           2                                 40%
                           3                                 60%
                           4                                 80%
                           5                                100%


                             Profit Sharing Account
                     (for hire dates after September 30, 1994)

                      Years of                             Percent
                  Vesting Service                          Vested
                  ---------------                          ------

                           1                                  0%
                           2                                  0%
                           3                                 30%
                           4                                 60%
                           5                                100%

     Notwithstanding the foregoing, each employee of United Western Bank who terminated employment with United Western Bank between January 15, 1997, and January 15, 1998, shall be fully vested in their accounts which were created by merger of United Western Bank's 401(k) plan into the Plan.

     (f) Each Employee who has an account under the Plan relating to allocations of matching contributions under a defined contribution plan maintained by American Savings Bank shall be vested in such account pursuant to the following schedule:

                      Years of                             Percent
                  Vesting Service                          Vested
                  ---------------                          ------

                           1                                  0%
                           2                                 40%
                           3                                 60%
                           4                                 80%
                           5                                100%

(g) Each Employee who has an account under the Plan attributable to such Employee's participation in a contribution plan maintained by Great Western Financial Services Corp. shall be vested in such account according to the following schedule:

                      Years of                            Percent
                  Vesting Service                          Vested
                  ---------------                          ------

                           1                                   0%
                           2                                  30%
                           3                                  60%
                           4                                 100%

                  PAYSOP Account                             100%

     7.6 Years of Vesting Service.

     For purposes of vesting under Section 7.5, a year of Vesting Service shall mean any Plan Year during which an Employee completes at 1,000 Hours of Service with the Employer or a Related Employer.

     (a) In the case of an Employee who separates from Service and who resumes employment with the Employer, but not as a Re-Employed Employee, years of Vesting Service prior to his resumption of employment shall be disregarded.

     (b) If a Participant incurs five consecutive Breaks in Service, Service after such Breaks in Service shall not increase the Participant's nonforfeitable percentage in his Accrued Benefit derived from Employer Contributions that accrued prior to such five consecutive Breaks in Service.

     7.7 Forfeiture Occurs and Restoration of Non-Vested Accrued Benefit.

     (a) Forfeiture Occurs. A Forfeiture of a Participant's Accrued Benefit shall occur as of the earlier of (i) in the case where the Participant does not receive a distribution of his entire Vested Accrued Benefit (or receives it after the close of the second Plan Year following his termination of Service), on the last day of the Plan Year in which the Participant first incurs five consecutive Breaks in Service as the result of the termination of his Service or (ii) immediately upon receipt of his distribution if the Participant receives a distribution of his entire Vested Accrued Benefit (including a deemed cash out of $0) as the result of his termination of Service (provided such distribution, if any, is made not later than the close of the second Plan Year following the Participant's termination of Service). If only one of the events identified in the preceding sentence occurs, the event that occurs shall be deemed the first to occur. The Committee shall determine a Participant's Forfeiture, if any, solely by reference to the vesting schedule of
Section 7.5.

     (b) Restoration of Non-Vested Accrued Benefit. If a Participant incurs a Forfeiture by reason of Section 7.7(a)(ii) and returns to Service prior to incurring five consecutive Breaks in Service, the amount of the Forfeiture shall be restored (unadjusted for any gains or losses) as part of such individual's Accrued Benefit and credited to an Employer Contribution account, hereinafter called the "Restoration Account," if the Participant repays to the Plan the full amount of the distribution prior to the earlier of (1) the Plan's termination, or (2) the lapse of five years following the Participant's reemployment by the Employer or a Related Employer (provided that the Participant must be an Employee at the time of repayment). If the Participant received a deemed cash-out of $0, he shall be deemed to have repaid the distribution upon reemployment. As of the Valuation Date immediately following such repayment, and prior to any allocation of Trust earnings, Forfeitures, or Employer Contributions specified in Article VI , the amount of a Participant's previous Forfeiture (the "Restoration Amount") shall be allocated to his Restoration Account. The Restoration Amount shall be credited first against Forfeitures arising for the Plan Year, and if such Forfeitures are not sufficient to satisfy the Restoration Amount in full, the remainder of such amount shall be satisfied out of Employer Contributions for the Plan Year. The Restoration Amount shall not be deemed an Annual Addition. In addition, the Employer may make an Employer Contribution for the purpose of restoring a Forfeiture even though the Employer has no profits. The Committee shall give timely notice to any rehired Employee, if such Employee is eligible to make a repayment, of his right to make such repayment before the expiration of the periods of the occurrence of the events specified above, and such notice shall also include an explanation of the consequences of not making such repayment.

     7.8  Termination,   Partial  Termination,  or  Complete  Discontinuance  of
Employer Contributions.

     Notwithstanding any other provision in this Plan, in the event of a termination or partial termination of the Plan, or a complete discontinuance of Employer Contributions or Salary Deferral Contributions under the Plan, all affected Participants shall have a fully vested interest in their Accrued
Benefit determined as of the date of such event. The value of the Accrued Benefit shall be determined on the date the Accrued Benefit becomes fully vested, as if such date was the Valuation Date for the Limitation Year in which the termination, partial termination, or complete discontinuance of Employer Contributions or Salary Deferral Contributions occurs. The Committee shall interpret and administer this Section in accord with the intent and scope of the Treasury regulations promulgated under section 411(d)(3) of the Code.

------------------------------
End of Article

                                  ARTICLE VIII.

                     TIME AND METHOD OF PAYMENT OF BENEFITS

     8.1 Time of Payment.

     (a) Retirement. In the event of early or normal retirement, within the meaning of Section 7.1 hereof, payment of a Participant's Vested Accrued Benefit shall commence as soon as administratively feasible after the Valuation Date that coincides with or next follows the date that the Participant terminates Service, unless the Participant elects to defer payment (subject to the restrictions of Section 8.4).

     (b) Death or Disability. In the event of death or Disability, except in the case of a distribution deferred pursuant to Section 8.4, payment of the Participant's Vested Accrued Benefit shall commence as soon as administratively feasible after the Valuation Date that coincides with or next follows death or the determination by the Administration Committee that the Participant is Disabled. Notwithstanding these provisions, in the event of the death of a Participant in which his spouse is named as his Beneficiary, payment shall commence at such time as requested by said spouse, or, in the event of Disability, the time requested by the Participant.

     (c) Other Termination of Service. Upon a Participant's termination of Service for any reason other than retirement, Disability, or death, the Trustee shall generally hold the Participant's Vested Accrued Benefit in Trust until the Participant's Normal Retirement Age, at which time the Trustee shall commence distribution of the Participant's Vested Accrued Benefit in accordance with the provisions of Section 8.1(a) and Section 8.2. However, a Participant may obtain earlier distribution of his Vested Accrued Benefit in accordance with Section 8.4.

     (d) Limitation on Time of Payment. Notwithstanding any contrary provisions in the Plan, and unless the Participant otherwise elects, the Trustee shall commence distribution of the Participant's Vested Accrued Benefit not later than 60 days after the close of the Plan Year in which the latest occurs: (i) the date the Participant attains Normal Retirement Age; (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan; and
(iii) the date the Participant terminates Service with his Employer.

     (1) Notwithstanding the provisions above to the contrary, the Vested Accrued Benefit of each Participant (i) shall be distributed to such Participant not later than the Required Commencement Date or (ii) shall be distributed, commencing not later than the Required Commencement Date, in accordance with Treasury regulations, over the life of such Participant or over the lives of such Participant and his Beneficiary (or over a period not extending beyond the life expectancy of such Participant or the life expectancy of such Participant and his Beneficiary). If distributions under the Plan have commenced with respect to a Participant and the Participant dies before his entire interest has been distributed to him but after his Required Commencement Date (except in the case of certain annuities under Prop. Treas. Reg. ss. 1.401(a)(9)-1 B-5(b), or its successor, in which case the Participant could have died before or after his Required Commencement Date), the remaining portion of such interest shall be distributed at least as rapidly as such interest would have been distributed to him under the method of distribution in effect under the immediately preceding sentence at the Participant's death.

     (2) If the Participant dies before the distribution of his interest has commenced in accordance with (ii) of the first sentence of the above paragraph, or, except as provided above, if distribution of the Participant's interest has commenced but the Participant dies prior to his Required Commencement Date, then, except as provided below, his entire interest shall be distributed to his Beneficiary by December 31 of the calendar year which contains the fifth anniversary of the date of the Participant's death. Notwithstanding the preceding sentence, unless the designated Beneficiary elects to receive payments under the preceding sentence, if any portion of the Participant's interest is payable to (or for the benefit of) a designated Beneficiary, then such portion shall be distributed in accordance with Treasury regulations over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of such Beneficiary, commencing not later than December 31 of the calendar year immediately following the calendar year in which the Participant died. Notwithstanding the required commencement date in the preceding sentence, if the designated Beneficiary is the surviving spouse of the Participant, the deceased Participant's interest shall be distributed or commence to be distributed to such surviving spouse on or before the later of the following:
(1) December 31 of the calendar year immediately following the calendar year in which the Participant died, and (2) December 31 of the calendar year in which the Participant would have attained age 70 1/2. However, if the surviving spouse dies before the distributions to such spouse commence (or before such distributions are deemed to commence under Prop. Treas. Reg. ss. 1.401(a)(9)-1, C-6, or its successor), the distribution of the interest of the deceased Participant shall be made over such period, and shall begin at such time, as would be required under the above rules, as if the surviving spouse were the Participant. In applying this rule, the date of death of the surviving spouse shall be substituted for the date of death of the Participant. However, in such case, the special surviving spouse death distribution rules are not available to the surviving spouse of the deceased Participant's surviving spouse. For purposes of this Section , except in the case of a life annuity, the life expectancy of the Participant and his spouse may be redetermined but not more frequently than annually. In addition, pursuant to regulations prescribed by the Secretary of the Treasury, any amount paid to a child of the Participant shall be treated as if it had been paid to the surviving spouse of the Participant if such amount will become payable to the surviving spouse upon such child's attainment of majority (or other designated event permitted under regulations prescribed by the Secretary of the Treasury). For the purposes of this paragraph, the term "Beneficiary" shall only include individuals. Notwithstanding the foregoing provisions of this paragraph, nothing in this paragraph shall permit any Participant or Beneficiary to elect any form of distribution not otherwise expressly permitted under this Plan; but rather, the Committee may at any time modify any form of the distribution elected by a Participant or Beneficiary to ensure compliance with this paragraph.

     (3) In addition to the above rules, any payments payable to the Participant or his Beneficiary must also satisfy the minimum incidental death benefit rules of the Treasury regulations promulgated under section 401(a)(9) of the Code. Payments in the form of a life annuity for the life of the Participant, or payments in the form of a qualified joint and survivor annuity for the joint lives of the Participant and his spouse, shall automatically satisfy these rules.

     (4) Rules that are similar to the above rules shall apply in the case that benefits are provided through an annuity contract.

     (5) Notwithstanding any other provision herein to the contrary, distributions hereunder will be made in accordance with the Treasury Regulations promulgated under section 401(a)(9) of the Code, including Treas. Reg. ss. 1.401(a)(9)-2, including any grandfather or transitional rules thereunder. Furthermore, any provisions contained herein which reflect section 401(a)(9) of the Code shall override any distribution options in the Plan inconsistent therewith.

     8.2 Method of Payment.

     After all required accounting adjustments, the Trustee, in accord with the direction of the Administration Committee, shall make payment of the Participant's Vested Accrued Benefit in cash or in kind (but only to the extent his Accounts are invested in funds that permit in-kind distributions), or a combination thereof, under one of the following methods, as elected by the Participant or Beneficiary:

     (a) By payment in a lump sum.

     (b) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any contrary provision of the Plan that would otherwise limit a distributee's election under this Section , a distributee may elect at the time and in the manner prescribed by the Administration Committee to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. The terms used in this Section are defined as follows:

     (1) Eligible rollover distribution. Any distribution of all or any portion of the balance to the credit of the distributee, except that it does not include:

     (A) Any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more.

     (B) Any distribution to the extent it is required under section 401(a)(9) of the Code.

     (C) The portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).


     (2) Eligible retirement plan.

     (A) An individual retirement account described in section 408(a) of the Code.

     (B) An individual retirement annuity described in section 408(b) of the Code.

     (C) An annuity plan described in section 403(a) of the Code.

     (D) A qualified trust described in section 401(a) of the Code that accepts the distributee's eligible rollover distribution.

     (E) However, in the case of an eligible rollover distribution to a surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

     (3) Distributee. A Participant or Former Participant, his surviving spouse, or his spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order.

     (4) Direct rollover. A payment by the Plan to the eligible retirement plan specified by the distributee.

     (c) With respect to a Participant whose Accounts under the Plan include amounts transferred to the Plan in connection with the merger of the Great Western Employee Savings Incentive Plan with the Plan, and whose nonforfeitable balance in the Participant's Accounts exceeds $5,000, the Participant may elect that all or a part of his Accounts be distributed in the form of approximately equal annual (or monthly or quarterly) installments (to be paid over a period not to exceed the lesser of the Participant's life expectancy or 15 years). No Beneficiary shall be allowed to elect installment payments. The amount distributed on each installment date during a Plan Year shall equal the entire balance as of the prior Plan Year end (excluding any portion of the Account paid as a lump sum) divided by the number of installments left in the payment period. Each installment shall be made, on a prorata basis, from each of the Investment Funds. Finally, a Participant who elects installments may elect a lump sum on the remaining balance at any time.

     8.3 Deferral of Payments.

     Should a Participant's Accounts be retained in the Trust after the date on which his participation ends and he has become a Former Participant, the Accounts may continue to be treated as a part of the Trust. The Accounts will be credited (or debited) with their share of the net income (or loss) attributable to the investments of such Accounts but shall not be credited with any further Employer Contributions.

     8.4 Involuntary and Voluntary Payments.

     Notwithstanding the provisions of this Article , if a Participant's Vested Accrued Benefit does not exceed $5,000 at the time he would be eligible to receive a distribution due to termination of Service (adjusted for any prior distributions), the Administration Committee shall direct the Trustee to distribute the Participant's Vested Accrued Benefit (including a deemed distribution of $0) to the Participant or his Beneficiary in a lump sum as soon as administratively feasible following the Valuation Date that coincides with or next follows the Participant's termination of Service. If value of the Participant's Vested Accrued Benefit exceeds $5,000 (adjusted for any prior distributions), a Plan distribution generally may not occur before the Participant's Normal Retirement Age (except in the case of death) unless he files a written request with the Committee for the payment of his Vested Accrued Benefit.

     (a) A Participant may receive a distribution of his Vested Accrued Benefit that exceeds $5,000 (adjusted for any prior distributions) by filing a request with the Committee for payment to be made soon as administratively feasible after the Valuation Date following the Committee's receipt of said request. In connection with such request, the Committee shall provide the Participant with written notice of his right to consent to such distribution, as required under the Code, no more than 90 days prior to the date the distribution is made.

     (b) If the distribution is one to which sections 401(a)(11) and 417 of the Code do not apply, such distribution may, if otherwise administratively feasible, commence immediately after the Committee provides written notice to the Participant of his right to consent to a distribution prior to Normal Retirement Age (as required by Treas. Reg. ss. 1.411(a)-11(c)), provided that:

     (1) the Committee clearly informs the Participant of his right to a 30 day period to consider whether or not to elect a distribution and distribution option; and

     (2) the Participant, after receiving the notice, affirmatively elects a distribution.

     (c) Upon the Participant's death after termination of Service, payment of his Vested Accrued Benefit shall be made in accordance with Section 8.1(b).

     8.5 Qualified Domestic Relations Orders.

     The Administration Committee shall establish reasonable procedures for determining the existence of a Qualified Domestic Relations Order and to administer distributions under the same. In the event that the Committee receives a written order that purports to be a Qualified Domestic Relations Order, the following procedures shall apply:

     (a) The Committee shall promptly notify the appropriate Participant and any purported Alternate Payee of the receipt of such order and the Committee's procedures for determining whether such order is a Qualified Domestic Relations Order.

     (b) During any period in which it is being determined (by the Committee, by a court of competent jurisdiction, or otherwise) if an order is a Qualified Domestic Relations

Order, the Committee shall direct the Trustee to segregate in a separate account or in an escrow account the amount that would have been payable to the Alternate Payee during such period if the order is determined to be a Qualified Domestic Relations Order.

     (c) If the order (or modification thereof) is determined to be a Qualified Domestic Relations Order within 18 months, the Committee shall direct the Trustee to pay the segregated account (and any earnings or interest thereon) or the balance held in the escrow account, as applicable, to the Alternate Payee according to the provisions of the Qualified Domestic Relations Order, or in the form elected by the Alternate Payee under the Plan. An Alternate Payee may elect to receive a distribution as soon as administratively feasible after the Committee has determined that an order is a Qualified Domestic Relations Order.

     (d) If, within the aforesaid 18 month period, it is determined that the order is not a Qualified Domestic Relations Order, or if such determination has not been made, the Committee shall pay the amounts in the said segregated account or escrow account, including interest, to the person(s) who would have been entitled to such amounts if there had been no such order.

     (e) Any determination that an order is a Qualified Domestic Relations Order which is made after the close of the aforesaid 18 month period shall be applied prospectively only.

     8.6 Payment in the Event of Legal Disability.

     Payments to any Participant, Former Participant, or Beneficiary shall be made to the recipient entitled thereto in person or upon his personal receipt, in form satisfactory to the Committee, except when the recipient entitled thereto shall be under a legal disability, or, in the sole judgment of the Committee, shall otherwise be unable to apply such payment in furtherance of his own interest and advantage. The Committee may, in such event, in its sole discretion, direct all or any portion of such payments to be made in any one or more of the following ways:

     (a) To such person directly;

     (b) To the guardian of his person or his estate;

     (c) To a relative or friend of such person, to be expended for his benefit; or

     (d) To a custodian for such person under any Uniform Gifts to Minors Act.

     The decision of the Committee, in each case, will be final, binding, and conclusive upon all persons ever interested hereunder. The Committee shall not be obliged to see to the proper application or expenditure of any payment so made. Any payment made pursuant to the power herein conferred upon the Committee shall operate as a complete discharge of all obligations of the Trustee and the Committee, to the extent of the distributions so made.

     8.7 Accounts Charged.

     The Committee shall charge all distributions made to a Participant or to his Beneficiary from his Accounts against the Accounts of the Participant when made.

     8.8 Payments Only from Trust.

     All benefits of the Plan shall be payable solely from the Trust and neither the Employer, Committee, nor Trustee shall have any liability or responsibility therefor except as expressly provided herein.

     8.9 Unclaimed Account Procedure.

     Neither the Trustee nor the Administration Committee shall be obliged to search for or ascertain the whereabouts of any Participant or Beneficiary. The Committee, by certified or registered mail addressed to his last known address of record with the Committee or the Employer, shall notify any Participant or Beneficiary that he is entitled to a distribution under this Plan, and the notice shall state the provisions of this Section. If (i) the Participant's Vested Accrued Benefit is (a) $3,500 or less or (b) greater than $3,500 and he has attained Normal Retirement Age, and (ii) the Participant or Beneficiary fails to claim his benefits or make his whereabouts known in writing to the Committee within the earlier of (i) the date that is immediately prior to three years (adjusted according to the abandonment period of the escheat laws of the applicable state) after the date of notification, or (ii) the date the Participant attains the Required Commencement Date, the Plan benefit of such Participant or Beneficiary will be treated as follows (to the extent otherwise permitted under ERISA or the Code):

     (a) If the whereabouts of the Participant is unknown but the whereabouts of the Participant's Beneficiary then is known to the Committee, the Committee may direct the Trustee to make distribution to the Beneficiary.

     (b) If the whereabouts of the Participant and his Beneficiary then is unknown to the Committee, but the whereabouts of one or more relatives by adoption, blood, or marriage of the Participant is known to the Committee, the Committee may direct the Trustee to distribute the Participant's benefits to any one or more of such relatives and in such proportions as the Committee determines.

     (c) If the Committee does not know the whereabouts of any of the above persons within the time limits prescribed above, then the benefit shall be treated as a Forfeiture hereunder, provided that the benefit shall be reinstated in the event that the Participant or Beneficiary ever makes a claim therefor. Either upon or prior to the occurrence of the Forfeiture under this Section , the Committee may then notify the Social Security Administration or the Internal Revenue Service Disclosure Staff of the Participant's (or Beneficiary's) failure to claim the distribution to which he is entitled. The Committee may request the Social Security Administration or the Internal Revenue Service Disclosure Staff to notify the Participant (or Beneficiary) in accordance with the procedures it has established for this Purpose.

     (d) While payment is pending, the Committee may direct the Trustee to hold the Participant's benefits in a segregated account invested at the discretion of the Committee. However, after a Forfeiture has occurred under this Section , a Participant or Beneficiary who seeks a reinstatement of the forfeited amount shall only be entitled to the minimum return required by law (which may be 0%). The segregated account shall be entitled to all income it earns and shall bear all expense and loss it incurs. Any payment made pursuant to this provision shall operate as a complete discharge of all obligations of the Trustee and the Committee, to the extent of the distributions so made.

     8.10 Restrictions on Distributions.

     Notwithstanding anything to the contrary above, a Participant's Salary Deferral Account, and any amounts in any other employer contribution accounts attributable to Qualified Employer Contributions, and any earnings thereon, shall not be distributed before the first to occur of the following events:

     (a) the Participant's retirement;

     (b) his death;

     (c) his permanent disability;

     (d) his separation from service;

     (e) his attainment of age 59 1/2;

     (f) with respect to a Participant's Salary Deferral Contributions and pre-1989 earnings thereon only, his incurring a financial hardship;

     (g) the termination of the Plan, provided that neither the Employer nor a Related Employer maintains a successor plan;

     (h) the disposition, to a corporation that is not a Related Employer, of substantially all of the assets (within the meaning of Code section 409(d)(2)) used by the Employer in the trade or business in which the Participant is employed, provided that the Participant continues employment with the transferee corporation and the Employer continues to maintain the Plan; or

     (i) the disposition, to a corporation that is not a Related Employer, of the Employer's interest in a subsidiary in which the Participant is employed, provided that the Participant continues employment with the subsidiary and the Employer continues to maintain the Plan.

     A distribution may be made under (g), (h), or (i) above only if it constitutes a total distribution of the Participant's entire account balance in all Accounts and the account balances under any other profit-sharing plans of the Employer or a Related Employer.

     8.11 Securities Law Restrictions.

     If at the time shares of Company Stock are to be distributed to a Participant (or, in the event of his death, his Beneficiary), to the extent deemed necessary or desirable by the Administration Committee, the Administration Committee may, as a condition precedent to the distribution of such shares, require from the Participant (or his Beneficiary) such written representations, if any, concerning his (or their) intentions with regard to the retention or disposition of the Company Stock being distributed or such written covenants and agreements, if any, as to the manner of any such disposition of such shares as, in the opinion of the Administration Committee, may be necessary to ensure that any such disposition by such Participant (or his Beneficiary) will not result in a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute, statutes, or regulations then in effect. The Trustee may stamp or imprint on the stock certificates issued to a Participant (or his Beneficiary) pursuant to a distribution from the Trust a legend referring to the provisions of the immediately preceding sentence and to any representations, covenants, or agreements made by the Participant (or his Beneficiary) with respect thereto.


------------------------------
End of Article

                                   ARTICLE IX.

                             IN-SERVICE WITHDRAWALS

     9.1 In-Service Withdrawal From Accounts.

     To the extent permitted by this Article IX, a Participant may withdraw any amount from his Accounts not in excess of his Vested Accrued Benefit by filing a written request for a withdrawal in accordance with the rules established by the Administration Committee. The payment of the amount to be withdrawn shall occur as soon as administratively feasible on or after the Valuation Date following receipt and approval of such request.

     9.2 Hardship Withdrawals.

     (a) General. A Participant shall be entitled to make withdrawals from his Accounts prior to termination of Service in the case of and to the extent required by a hardship, subject to the limitations and conditions of this Section. A "hardship" shall exist if a withdrawal is necessary to satisfy an immediate and heavy financial need of the Participant, and is in an amount necessary to satisfy the financial need.

     (1) Subject to the limitations stated herein, any hardship withdrawal shall first be made pro rata from the Participant's Accounts.

     (2) Hardship withdrawals from a Participant's Salary Deferral Account are limited to the Participant's total Salary Deferral Contributions as of the date of the withdrawal, plus amounts treated as such under Treas. Reg. ss. 1.401(k)-1(b)(5) and earnings on all such amounts through December 31, 1988 (or the market value of the Participant's Salary Deferral Account, if less) less the amount of previous hardship withdrawals. These limitations also apply to amounts that are attributable to salary reduction contributions and qualified employer contributions or qualified employer contributions made to another plan in which the Participant participated that are received by the Trust in a trust-to-trust transfer described in Section 5.4(b).

     (3) Hardship determinations shall be made according to the standards set forth below in subsections (b) and (c). These standards shall be modified in accordance with revenue rulings, notices, and other documents of general applicability published by the Internal Revenue Service to expand the list of deemed immediate and heavy financial needs and additional methods for distributions to be deemed necessary to satisfy an immediate and heavy financial need.

     (b) Immediate and Heavy Financial Need. The existence of an immediate and heavy financial need shall be determined by the Committee on the basis of relevant facts and circumstances. A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable or voluntarily incurred by the Participant. A hardship will be deemed to be on account of an immediate and heavy financial need if it is on account of one or more of the following:

     (1) Medical expenses described in section 213(d) of the Code previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in section 152 of the Code) or necessary for those persons to obtain medical care described in section 213(d) of the Code.

     (2) Costs directly related to the purchase of a principal residence for the Participant, excluding mortgage payments.

     (3) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, the Participant's spouse, the Participant's children, or the Participant's dependents (defined in section 152 of the Code).

     (4) The need to prevent the (a) eviction of the Participant from his or her principal residence, or (b) foreclosure on the mortgage of the Participant's principal residence.

     (c) Withdrawal Necessary to Satisfy Financial Need. A withdrawal must be necessary to satisfy a financial need described in subsection (b), determined on the basis of all relevant facts and circumstances, to the extent that the financial need cannot be relieved from other resources that are reasonably available to the Participant.

     (1) The Participant's resources are deemed to include those assets of the Participant's spouse and minor children that are reasonably available to him. However, property held for the Participant's minor child under an irrevocable trust or under the Uniform Gifts to Minors Act will not be treated as a resource of the Participant.

     (2) The amount of an immediate and heavy financial need may include amounts necessary to pay federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal.

     (3) The Committee may rely upon the Participant's written representation, unless it has actual knowledge to the contrary, that the need cannot reasonably be relieved by any of the following; provided, however, that the Participant need not seek relief through the following if the result would be to increase the amount of the need:

     (A) Through reimbursement or compensation by insurance or otherwise.


     (B) By liquidation of the Participant's assets.


     (C) By cessation of Salary Deferral Contributions or Employee Contributions under the Plan.

     (D) By other distributions or nontaxable loans currently available under all plans maintained by the Employer or a Related Employer, or by borrowing from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the need.


     (d) No Redeposit of Hardship Withdrawal. A Participant shall not be permitted to recontribute to or redeposit in his Accounts any portion of the amounts withdrawn by reason of hardship.

     9.3 Employee Contributions.

     A Participant who is employed by an Employer has a continuing election to withdraw all or any portion of his Vested Accrued Benefit attributable to his Employee Contribution Account at any time.

     9.4 Pre-1987 Matching Contributions.

     A Participant who is employed by an Employer has a continuing election to withdraw all or any portion of his Vested Accrued Benefit attributable to his Washington Mutual Savings Bank Incentive Savings Employer Matched Account value as of December 31, 1986, provided that either (i) he has been a Participant for five years or more, or (ii) such amounts have been held in the Trust for at least two years.

     9.5 Age 59 1/2.

     Upon attainment of age 59 1/2, a Participant who is employed by an Employer has a continuing election to withdraw all or any portion of his Vested Accrued Benefit.

     9.6 IBM/ISSC Transaction.

     If a Participant terminates Service in connection with an out-sourcing agreement entered into by the Company and Integrated Systems Solutions Corporation ("ISSC"), an affiliate of International Business Machines ("IBM"), on April 3, 1996, but has not incurred a "separation from service" as described in Section 8.10(d), he may withdraw the portion of his Vested Accrued Benefit that is attributable solely to his Matching Account, Profit Sharing Account and Rollover Account, provided that he has not otherwise satisfied the conditions for distributions specified in Section 8.10.

     9.7 Loans Relating to Merged Plans.

     Generally, the Plan does not loan Plan assets to Participants. From time to time, however, the Plan acquires Participant loans in connection with the transfer of assets from a qualified plan of an acquire entity or the merger of another qualified plan. Such loans are called Acquired Participant Loans. The Acquired Participant Loans are identified on Appendix A. hereto.

------------------------------
End of Article

                                   ARTICLE X.

                            TOP HEAVY PLAN PROVISIONS

     10.1 Top Heavy Rules Applied.

     Notwithstanding any provisions of this Plan to the contrary, if the Plan is a Top Heavy Plan during any Plan Year, the provisions of this Article X shall apply.

     10.2 Additional Definitions.

     The following definitions apply only for purposes of this Article X:

     (a) "Aggregation Employee" shall mean any employee of the Aggregation Employer, including any leased employees (within the meaning of section 414(n) of the Code). For this purpose, an individual formerly employed by an Aggregation Single Employer shall be deemed an Aggregation Employee.

     (b) "Aggregation Employer" shall mean the Employer and all other employers aggregated pursuant to sections 414(b), (c) or (m) of the Code.

     (c) "Aggregation Single Employer" shall mean an employer that sections 414(b), 414(c), and 414(m) of the Code require be aggregated with the Employer and other employers and treated as a single employer.

     (d) "Determination Date" shall mean, with respect to any plan year, the last day of the preceding plan year, except in the case of the first plan year, in which event the Determination Date shall be the last day of such plan year. Whenever it is necessary to determine the value of accrued benefits as of a given Determination Date, such value shall be determined as of the Valuation Date that immediately precedes the Determination Date.

     (e)  "Key  Employee"  shall  mean  any   Aggregation   Employee  or  former
Aggregation Employee (including any deceased employee) who at any time during the current plan year or any of the four preceding plan years, is or was:

     (1) An officer of the Aggregation Employer having an annual Compensation greater than 50% of the dollar limitation in effect under section 415(b)(1)(A) of the Code for the calendar year in which the plan year ends;

     (2) One of the ten employees of an Aggregation Single Employer having annual compensation for the plan year from such Aggregation Single Employer of more than the dollar limitation in effect under section 415(c)(l)(A) of the Code and owning (or considered as owning within the meaning of section 318 of the Code) or having owned during the plan year containing the Determination Date or any of the four immediately preceding plan years both more than a 1/2% interest and the largest interests in such Aggregation Single Employer, and if two such employees have the same interest in the employer, the employee having the greater annual compensation from the employer shall be treated as having a larger interest;

     (3) A 5% owner of an Aggregation Single Employer or

     (4) A 1% owner of an Aggregation Single Employer having compensation of more than $150,000.

     In addition, the term "Key Employee" shall mean the beneficiary of any Aggregation Employee or former Aggregation Employee defined above in this Section as being a Key Employee.

     For the purposes of determining which Aggregation Employees or former Aggregation Employees, if any, are or were officers of the Aggregation Employer, whether an individual is an officer shall be based on his responsibilities with respect to the Aggregation Single Employer or Aggregation Employers by whom he is directly employed, and of such individuals initially deemed officers, no more than 50 Aggregation Employees, or, if lesser, the greater of three Aggregation Employees or 10% of the Aggregation Employees of the Aggregation Employer, shall be treated as officers. In addition, for plan years beginning after February 28, 1985, sole proprietorships, partnerships, associations, corporations, trusts, and labor organizations may have officers; and any person who is an administrative executive in regular and continued service shall be deemed an officer, subject to the above limitations. For purposes of determining the number of officers taken into account under clause (i), Aggregation Employees that are described in section 414(q)(8) of the Code shall be excluded.

     The number of employees that the Aggregation Employer has for the plan year containing the Determination Date with respect to a plan shall be the greatest number of employees the Aggregation Employer had during that plan year or any of the preceding four plan years. A "5% owner" shall mean, if the Aggregation Single Employer is a corporation, any person who owns (or is considered as owning within the meaning of section 318 of the Code) more than 5% of the outstanding stock of the Aggregation Single Employer or stock possessing more than 5% of the total combined voting power of all stock of the Aggregation Single Employer and, if the Aggregation Single Employer is not a corporation, any employee who owns more than 5% of the capital or profits interest in the Aggregation Single Employer. A "1% owner" shall mean, if the Aggregation Single Employer is a corporation, any person who owns (or is considered as owning within the meaning of section 318 of the Code) more than 1% of the outstanding stock of the Aggregation Single Employer or stock possessing more than 1% of the total combined voting power of all stock of the Aggregation Single Employer and, if the Aggregation Single Employer is not a corporation, any employee who owns more than 1% of the capital or profits interest in the Aggregation Single Employer. For purposes of applying the attribution rules of section 318 of the Code, section 318(a)(2)(C) of the Code shall be applied by substituting "5%" for "50%" each time that term appears in said section. In the case of an entity other than a corporation, ownership shall be attributed as under section 318 of the Code, except that capital or profits interests shall be substituted for stock interests. If an employee's ownership interest in an employer changes during a plan year, his ownership interest for such plan year is the largest interest he owned at any time during the year. An Employee or individual who is not described above as being a Key Employee, including a former Key Employee, is not a Key Employee.

     (f) "Permissive Aggregation Group" shall mean a plan or a group of plans that must be aggregated in the Required Aggregation Group and any other plan or plans of an Aggregation Employer if the group would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code with such additional plan being taken into account. Benefits under such plans shall be aggregated by adding together the present values of the accrued benefits (determined separately for each plan as of each plan's Determination Date) and adding together the results for each plan as of the Determination Dates for such plans that fall within the same calendar year.

     (g) "Plan" shall mean a plan that satisfies the requirements of section 401(a) of the Code.

     (h) "Plan Year" shall mean the plan year of a plan of an Aggregation Single Employer.

     (i) "Required  Aggregation Group" shall mean a group of plans consisting of
(i) each plan of the Aggregation Employer in which a Key Employee participates during the plan year containing the Determination Date for such plan or has participated during any of the immediately preceding four plan years and (ii) any other plan of the Aggregation Employer that enables any of such plans to satisfy the requirements of section 401(a)(4) or 410 of the Code. Benefits under such plans shall be aggregated by adding together the present values of the accrued benefits (determined separately for each plan as of each plan's Determination Date) and adding together the results for each plan as of the Determination Dates for such plans that fall within the same calendar year.

     (j) "Top Heavy Plan" shall mean the Plan for a given Plan Year if the Plan is not a member of a Required Aggregation Group (because there are no other plans that must be aggregated with the Plan) and if the sum (determined as of the Determination Date for the Plan) of the present value of the cumulative Accrued Benefits (determined in accordance with Treas. Reg. ss. 1.416-1) for Key Employees of the Employer exceeds 60% of a similar sum determined for all Employees. If for a given Plan Year the Plan is a member of a Required Aggregation Group, the Plan shall be a Top Heavy Plan for such Plan Year if, as of the Plan's Determination Date for such Plan Year, both the Required Aggregation Group and the Permissive Aggregation Group that include the Plan are Top Heavy Groups (herein so called). A "Top Heavy Group" is any Required Aggregation Group or Permissive Aggregation Group if the sum (determined as of the Determination Dates for the plans in such group that fall within the same calendar year) of (i) the present value of the accrued benefits (determined in accordance with Treas. Reg. ss. 1.416-1) for Key Employees under all defined benefit plans (within the meaning of section 414(j) of the Code) included in such group and (ii) the accrued benefits (determined in accordance with Treas. Reg. ss. 1.416-1) of Key Employees under all defined contribution plans (within the meaning of section 414(i) of the Code) included in such group exceeds 60% of a similar sum determined for all Aggregation Employees. For the purpose of determining the present value of the accrued benefit of any employee, the present value shall be increased, as required by Treas. Reg. ss. 1.416-1, by the aggregate distributions made with respect to such Employee under the plan during the five year period ending on the Determination Date for such plan, and under any terminated plan that, if it had not been terminated, would have been included in the Required

Aggregation Group. Notwithstanding the foregoing provisions of this Section , if any individual has not performed services for any employer maintaining the plan at any time during the five year period ending on the Determination Date for such plan, any accrued benefit for such individual (and the account of such individual) shall not be taken into account.

     Except to the extent provided in Regulations of the Secretary of the Treasury, any Rollover Contribution (or similar transfer) initiated by an Employee and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a Top Heavy Plan (or whether any aggregation group which includes such plan is a Top Heavy Group). If any individual is not a Key Employee with respect to a plan in the aggregation group for any plan year, but such individual was a Key Employee with respect to a plan in the aggregation group for any prior plan year, any accrued benefit for such Employee and the account of such employee shall not be taken into consideration in making a determination of the top heavy status of the plan. Each plan in a Top Heavy Group shall be deemed a Top Heavy Plan.

     (k) "Super Top Heavy Plan" shall mean a Top Heavy Plan if the plan would be a Top Heavy Plan if "90%" were substituted for "60%" each place it appears in
Section 10.2(j) above.

     10.3 Additional Limitation - Defined Benefit Plan.

     (a) Super Top Heavy Plan Years. If during a Plan Year this Plan is a Super Top Heavy Plan and a Participant also participates in one or more qualified defined benefit plans (within the meaning of section 414(j) of the Code) maintained by the Employer or a Related Employer, the maximum amount otherwise allocable to his Accounts under Section 6.4 for any Limitation Year that contains any portion of the Plan Year during which this Plan is a Super Top Heavy Plan shall be reduced to the extent necessary to ensure that the sum of the Defined Benefit Fraction (within the meaning of Section 6.9(c)) for the Limitation Year plus the Defined Contribution Fraction (within the meaning of
Section 6.9(c)) for the Limitation Year does not exceed 1.0. For this purpose the Defined Benefit Fraction shall have a denominator that shall be an amount equal to the lesser of: (i) the product of 1.0 multiplied by the dollar limitation in effect for such year under section 415(b)(1)(A) of the Code or
(ii) the product of 1.4 multiplied by the amount that may be taken into account for such year under section 415(b)(1)(B) of the Code with respect to such Participant. The Defined Contribution Fraction shall have a denominator that shall be the sum of the lesser of the following amounts determined for each defined contribution plan maintained by the Employer or a Related Employer as of the close of the Limitation Year and in which the Participant has an account for the Limitation Year and for each prior year of service with the Employer: (i) the product of 1.0 multiplied by the dollar limitation in effect for such year under section 415(c)(1)(A) of the Code (determined without regard to section 415(c)(6) of the Code) or (ii) the product of 1.4 multiplied by the amount that may be taken into account under section 415(c)(1)(B) of the Code with respect to such individual under such defined contribution plans for the Limitation Year.

     (b) Top Heavy Plan Years. If during a Plan Year this Plan is a Top Heavy Plan but not a Super Top Heavy Plan, the provisions of Section 10.3(a) shall nevertheless be applicable to the Plan and the Plan shall be deemed a Super Top Heavy Plan for the purposes of Section 10.3(a) if either of the following conditions are satisfied:

     (1) The Employer fails to make a contribution for the Plan Year for the benefit of each non-Key Employee Participant who is employed by the Employer on the last day of the Plan Year; or

     (2) The Employer's contribution for the Plan Year allocated to any non-Key Employee's Employer contribution accounts, when aggregated with the amounts of the Employer's contributions for the Plan Year allocated to such non-Key Employee's accounts under all other defined contribution plans (within the meaning of section 414(i) of the Code) maintained by the Employer, and when expressed as a percentage of such non-Key Employee's Compensation for the Plan Year, is less than the lesser of: (i) 4% or (ii) the "highest applicable percentage for the Plan Year." For purposes of this Section , the "highest applicable percentage for the Plan Year" is the greatest percentage that can be obtained with respect to the group of Key Employee Participants for the Plan Year as a result of dividing with respect to each Key Employee Participant (i) the aggregate for the Plan Year of the Employer's contributions allocated to such Key Employee Participant's Employer contribution account and to such Key Employee Participant's accounts under all other defined contribution plans (within the meaning of section 414(i) of the Code) maintained by the Employer by
(ii) such Key Employee Participant's Compensation for the Plan Year.

     (c) Special Rule. Notwithstanding the foregoing provisions of this Section, if for any Plan Year the Plan is a Top Heavy Plan or Super Top Heavy Plan, the sum of the Defined Benefit Fraction (within the meaning of Section 6.9(c)) and the Defined Contribution Fraction (within the meaning of Section 6.9(c)) for a Limitation Year may in the case of a Participant exceed 1.0 (but not l.25) if, but only if, there are no further benefit accruals for that individual under any defined benefit plan (within the meaning of section 414(j) of the Code) maintained by the Employer or a Related Employer and no further annual additions (within the meaning of section 415(c)(2) of the Code) for that individual under any defined contribution plan (within the meaning of section 414(i) of the Code) maintained by the Employer or any Related Employer until the sum of such fractions satisfies the rules of section 415(e) of the Code using the 1.0 factor for that individual.

     10.4 Minimum Benefit.

     Notwithstanding the provisions of Article VI, and except as provided in the last paragraph of this Section , during any Plan Year in which this Plan is a Top Heavy Plan, the Employer shall make an aggregate contribution to this Plan and any Related Plan for the benefit of each Participant who is an Employee and is not a Key Employee and who was in the Service of the Employer on the last day of the Plan Year in an amount which when allocated to the accounts of each Participant who is not a Key Employee and expressed as a percentage of each such Participant's compensation, is equal to or exceeds the lesser of: (i) 3% of such non-Key Employee Participant's compensation; or (ii) a percentage of such non-Key Employee Participant's compensation, such percentage being equal to the percentage at which contributions and Forfeitures are made under the Plan (including Salary Deferral Contributions) for such year for the Key Employee for whom such percentage is the highest. The amount to be allocated to non-Key Employee Participants pursuant to this Section 10.4 shall include any amounts  otherwise  allocable  under  Section 6.4  (except  for Salary  Deferral
Contributions) and shall not be in addition thereto. Salary Deferral Contributions cannot be used to satisfy the minimum contribution requirement for non-Key Employees under this Section. An Employee who is not a Key Employee may not fail to accrue a minimum benefit under this Section because either (1) such Employee is otherwise excluded from participation (or accrues no benefit) merely because the Employee's Compensation is less than a stated amount or (2) the Employee is otherwise excluded from participation (or accrued no benefit) merely because of a failure to make mandatory Employee contributions.

     For  Plan  Years  beginning  after  December  31,  1988,   Salary  Deferral
Contributions allocated to non-Key Employees shall be disregarded for purposes of determining minimum benefits under this Section 10.4.

     Notwithstanding the preceding provisions of this Section, if the Employer maintains during a Plan Year two or more defined contribution plans (within the meaning of section 414(i) of the Code), one of which is a money purchase pension plan (within the meaning of Treas. Reg. ss. 1.401-1(b)(1)(i)), the minimum Employer Contribution and benefits required by this Section 10.4 on behalf a Participant who is not a Key Employee and who participates in both the money purchase pension plan and this Plan shall, unless provided otherwise in the money purchase pension plan, be provided under the money purchase pension plan to the extent such plan provides for an employer contribution sufficient to satisfy such minimum, and only to the extent that such minimum is not provided under the money purchase pension plan shall any portion of such minimum contribution and benefits be provided under this Plan. If the Participant participates in two or more such defined contribution plans that are not money purchase pension plans and one of such plans requires employer contributions for a plan year but the other plan does not require employer contributions for a plan year, the minimum Employer Contribution and benefits required by this Section shall be provided under the plan that requires employer contributions, and only to the extent such minimum is not provided under such plan shall such minimum be provided under the plan or plans that do not require employer contributions. If during a Plan Year, the Employer maintains this Plan and a defined benefit plan (within the meaning of section 414(j) of the Code) and a Participant who is not a Key Employee participates in both of such plans, then if such Participant is entitled to accrue a benefit under such defined benefit plan with respect to such Plan Year, and such Participant has accrued a benefit equal to or in excess of 2% multiplied by his number of years of Eligibility Service (as defined in Section 3.2) (excluding years of Eligibility Service accrued during Plan Years, if any, commencing prior to January 1, 1984, and Plan Years during which the Plan was not a Top Heavy Plan) multiplied by the Participant's average compensation during the five consecutive year period during which the Participant had the greatest aggregate compensation from the Employer, the Employer shall not be required to provide for such Participant under this Plan the minimum benefit otherwise required under this Section 10.4; provided, however, that if this Plan requires or is amended to require an Employer Contribution for a Plan Year, the minimum benefit accrual under the defined benefit plan shall be offset by the benefits provided under this Plan for such Plan Year as provided in Treas. Reg. ss. 1.416-1, M-12. If this becomes a Top Heavy Plan for a Plan Year, but not a Super Top Heavy Plan, and the Employer makes contributions on behalf of a Participant under both this Plan and a defined benefit plan (within the meaning of section 414(j) of the Code) and the Employer wishes to use a factor of 1.25 rather than 1.0 as a limitation on the sum of the Defined Contribution Fraction (within the meaning of Section 6.9(c)) and Defined Benefit

Fraction (within the meaning of Section 6.9(c)) for the Limitation Year, then the defined benefit plan minimum benefit accrual specified above shall be increased by one percentage point (up to a maximum of ten percentage points) for each year of Eligibility Service (within the meaning of Section 3.2) within which a Plan Year during which this Plan was a Top Heavy Plan or Super Top Heavy Plan ended; provided that no such year of Eligibility Service completed during a Plan Year beginning prior to January 1, 1984, shall be counted for such purpose. Nothing in this Section shall prohibit the Employer from making contributions in excess of the minimums stated herein provided such contributions are otherwise in accordance with the provisions of the Plan or other plan pursuant to which they are made.

     10.5 Termination of Service Prior to Normal Retirement Age.

     If during any Plan Year a Participant has performed at least one Hour of Service for the Employer and the Plan is a Top Heavy Plan, such Participant's nonforfeitable right to a percentage of his Accrued Benefit attributable to his Matching Account and Profit Sharing Account upon termination of Service for any reason before Normal Retirement Age (except death or Disability) shall be based upon his years of Vesting Service in accordance with the following schedule:

                    Years of                               Percent
                  Vesting Service                          Vested
                  ---------------                          ------

                 Less than 2                                  0%
                           2                                 25%
                           3                                 50%
                           4                                 75%
                   5 or more                                100%


     Notwithstanding any of the foregoing, if during any prior Plan Year the Plan was a Top Heavy Plan and in any subsequent Plan Year the Plan ceases to be a Top Heavy Plan, the rights of a Participant who had performed at least one Hour of Service during the Period the Plan was a Top Heavy Plan in and to his Accrued Benefit attributable to his Matching Account shall not be less than his vested rights during the period that the Plan was a Top Heavy Plan. Provided, further, any Participant who has three or more Years of Service at the beginning of a Plan Year in which the Plan ceases to be a Top Heavy Plan shall have the right to elect, within a reasonable time of the beginning of the Plan Year in which the Plan ceases to be a Top Heavy Plan, to have his non-forfeitable percentage under this Plan computed in accordance with the schedule applicable to Plan Years in which the Plan is a Top Heavy Plan. Any election made under this Section shall be made in the manner specified by Section 10.5 as if such change in vesting schedule had been made by way of an amendment.


------------------------------
End of Article

                                   ARTICLE XI.

                       EMPLOYER ADMINISTRATIVE PROVISIONS

     11.1 Information.

     Each Employer shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Administration Committee and Trustee to perform their respective duties and functions under the Plan. Each Employer's records as to the current information the Employer furnishes to the Committee and Trustee shall be conclusive as to all persons.

     11.2 No Liability.

     Subject to Articles XII and XVI, the Employer assumes no obligation or responsibility to any of the Employees, Participants, or Beneficiaries for any act of, or failure to act, on the part of the Committee or the Trustee.

     11.3 Employer Action.

     Any action required of an Employer may be by resolution of its board of directors or by any person authorized to act on behalf of the Employer.

     11.4 Indemnity.

     The Company shall indemnify and save harmless the Committee, and its members, and each of them, from and against any and all loss resulting from liability to which the Committee, or its members, may be subjected by reason of any act or conduct (except willful or reckless misconduct), in their official capacities in the administration of the Plan or Trust or both, including all expenses reasonably incurred in their defense, in case the Company fails to provide such defense.

     11.5 Amendment to Vesting Schedule.

     Although the Employer reserves the right to amend the vesting schedule at any time, the Employer shall not amend the vesting schedule (and no amendment shall be effective) if the amendment would reduce the nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer Contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the nonforfeitable percentage computed under the Plan without regard to the amendment.

     In the event the vesting schedule of this Plan is amended, any Participant who has completed at least three years of Vesting Service may elect to have his Accrued Benefit computed under the Plan without regard to such amendment by notifying the Committee in writing during the election period hereinafter described. The election period shall begin on the date such amendment is adopted and shall end no earlier than the latest of the following dates:

     (a) The date which is 60 days after the day such amendment is adopted;

     (b) The date which is 60 days after the day such amendment becomes effective; or

     (c) The date which is 60 days after the day the Participant is given written notice of such amendment by the Committee.

     Any election made pursuant to this Section shall be irrevocable. The Committee, as soon as practicable, shall forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment, and notice of the time within which the Participant must make an election to remain under the prior vesting schedule.


------------------------------
End of Article

                                  ARTICLE XII.

                            ADMINISTRATION COMMITTEE

     12.1 Appointment.

     The Company may appoint an Administration Committee to administer the Plan and direct Plan investments. The Company may appoint more than one committee for such purposes. In the absence of such appointments, the Company shall function as the Committee.

     12.2 Term.

     Each member of each Committee shall serve until his successor is appointed. Any member of the Committee may be removed by the Company, with or without cause, which shall have the power to fill any vacancy which may occur. A member may resign upon written notice to the Company.

     12.3 Compensation.

     The members of the Committee shall serve without compensation for services as such, but the Company shall pay all expenses of the members of the Committee, including the expenses for any bond required under section 412 of ERISA. To the extent such expenses are not paid by the Company, they shall be paid by the Trustee from the Trust.

     12.4 Powers of the Administration Committee.

     The Committee shall have the following powers and duties:

     (a) To direct the administration of the Plan in accordance with the provisions herein set forth;

     (b) To adopt rules of procedure and regulations necessary for the administration of the Plan provided the rules are not inconsistent with the terms of the Plan;

     (c) To interpret the provisions of the Plan and determine all questions with respect to rights of Employees, Participants, and Beneficiaries under the Plan, including but not limited to rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit, and the Vested Accrued Benefit of each Participant.

     (d) To interpret and enforce the terms of the Plan and the rules and regulations it adopts;

     (e) To direct the Trustee with respect to the crediting and distribution of the Trust and all other matters within its discretion as provided in the Trust Agreement;

     (f) To direct the Trustee to transfer assets to another trust which constitutes a qualified trust under section 401(a) of the Code and to accept transfers of assets from other trusts which constitute qualified trusts under sections 401(a) and 501(a) of the Code;

     (g) To review and render decisions with respect to a claim for, (or denial of a claim for) a benefit under the Plan;

     (h) To furnish the Employer with information which the Employer may require for tax or other purposes;

     (i) To engage the service of counsel (who may, if appropriate, be counsel for the Employer) and agents whom it may deem advisable to assist it with the performance of its duties;

     (j) To prescribe procedures to be followed by distributees in obtaining benefits;

     (k) To receive from the Employer and from Employees such information as shall be necessary for the proper administration of the Plan;

     (l) To receive and review reports of the financial condition and of the receipts and disbursements of the Trust from the Trustee;

     (m) To maintain, or cause to be maintained, separate Accounts in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan;

     (n) To select a secretary, who need not be a member of the Committee; and

     (o) To interpret and construe the Plan.

     The Committee shall have no power to add to, subtract from, or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. Nonetheless, the Committee shall have absolute discretion in the exercise of its powers in this Plan. All exercises of power by the Committee hereunder shall be final, conclusive and binding on all interested parties, unless found by a court of competent jurisdiction, in a final judgment that is no longer subject to review or appeal, to be arbitrary and capricious.

     12.5 Investment Powers.

     The Administration Committee shall also have the following powers and duties with respect to the investment of the Trust:

     (a) To direct the Trustee in the investment, reinvestment, and disposition of the Trust, including the investment of up to 100% of the Trust in "qualifying employer securities" (as defined in section 407(d)(5) of ERISA) without regard to the limitations of sections 407(a)(2), (3), or (4) of ERISA, as provided in the Trust Agreement;

     (b) To receive and review reports of the financial condition and of the receipts and disbursements of the Trust from the Trustee;

     (c) To furnish the Employer with information which the Employer may require for tax or other purposes;

     (d) To engage the services of an Investment Manager or Managers (as defined in section 3(38) of ERISA), each of whom shall have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control; and

     (e) To interpret and construe the Plan with respect to the investment, reinvestment, and disposition of Plan assets.

     12.6  Manner of Action.

     The decision of a majority of the members of the Administration Committee appointed and qualified shall control. In case of a vacancy in the membership of the Committee, the remaining members may exercise any and all of the powers, authorities, duties, and discretion conferred upon the Committee. The Committee may, but need not, call or hold formal meetings. Any decisions made or action taken pursuant to written approval of a majority of the then members shall be sufficient. The Committee shall maintain adequate records of its decisions.

     12.7 Authorized Representative.

     The Committee may authorize any one of its members, or its secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters, or other documents. The Committee must evidence this authority by an instrument signed by all its respective members and filed with the Trustee.

     12.8 Exclusive Benefit.

     The Committee shall administer the Plan for the exclusive benefit of the Participants and their Beneficiaries.

     12.9 Interested Member.

     No member of the Committee may decide or determine any matter concerning the distribution, nature, or method of settlement of his own benefits under the Plan unless there is only one person acting alone in the capacity as the Committee.

     12.10 Funding Policy.

     The Committee shall review, not less often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Committee shall communicate annually to the Trustee and to the Plan Investment Manager(s) (herein so-called), if any, the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

     12.11 Books and Records.

     The Committee shall maintain, or cause to be maintained, records which will adequately disclose at all times the state of the Trust and of each separate interest therein. The books, forms, and methods of accounting shall be the responsibility of the Committee.

------------------------------
End of Article

                                  ARTICLE XIII.

                      PARTICIPANT ADMINISTRATIVE PROVISIONS

     13.1 Beneficiary Designation.

     Subject to the limitations of Section 2.9, each Participant may from time to time designate, in writing, a Beneficiary to whom the Trustee shall pay his Accrued Benefit in the Trust in the event of his death. The Administration Committee shall prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Committee, it shall revoke all designations filed prior to that date by the same Participant. A Participant may designate multiple and/or contingent Beneficiaries.

     13.2 No Beneficiary Designation.

     Subject to the limitations of Section 2.9, if a Participant fails to name a Beneficiary in accord with Section 13.1, or if the Beneficiary named by a Participant predeceases him, the Beneficiary shall be, first, his spouse at the time of his death, or if he has no surviving spouse, then to his surviving children (including adopted children) in equal shares, or if the Participant has no surviving children, then to his surviving parents in equal shares, or if the Participant has no surviving parents, then to his estate. If the Participant dies after distributions have commenced hereunder but before a complete distribution of his Vested Accrued Benefit, then the Trustee shall pay the such Accrued Benefit in a lump sum to the legal representative of the estate of the last to die of the Participant and his Beneficiary. The Committee, in its sole discretion, shall direct the Trustee as to whom the Trustee shall make payment under this Section.

     13.3 Personal Data to Administration Committee.

     Each Participant and Beneficiary must furnish to the Committee evidence, data, or information as the Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will promptly furnish full, true, and complete evidence, data, and information when requested by the Committee, provided the Committee shall advise each Participant of the effect of his failure to comply with its request.

     13.4 Address for Notification.

     Each Participant and each Beneficiary of a deceased Participant shall file with the Committee, in writing, his post office address, and each subsequent change of such post office address. Any payment or distribution hereunder, and any communication addressed to a Participant or his Beneficiary, at the last address filed with the Committee, or if no address has been filed, then the last address indicated on the records of the Employer shall be deemed to have been delivered to the Participant or his Beneficiary on the date that such distribution or communication is deposited in the United States Mail, postage prepaid.

     13.5 Place of Payment and Proof of Continued Eligibility.

     Any check representing payment hereunder and any communication addressed to an Employee, a former Employee, a retired Employee, or Beneficiary at his last address filed with the Committee, or if no such address has been filed, then at his last address as indicated on the records of the Employer, shall be deemed to have been delivered to such person on the date on which such check or communication is deposited in the United States mail. If the Committee, for any reason, is in doubt as to whether benefit payments are being received by the person entitled thereto, it shall, by registered mail addressed to the person concerned, at his address last known to the Committee, notify such person that all unmailed and future retirement income payments shall be henceforth withheld until he provides the Committee with evidence of his continued life and his proper mailing address.

     13.6 Alienation.

     Except as provided under a Qualified Domestic Relations Order, no benefit payable under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary prior to actually being received by the person entitled to the benefit under the terms of the Plan. The Trust shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any person entitled to benefits hereunder, except to the extent that under a Qualified Domestic Relations Order the Trustee is required to pay a portion of a Participant's Accrued Benefit to an Alternate Payee. In the event an Employer or the Trustee receives written notice of an adverse claim to a benefit distributable to a Participant, Former Participant or Beneficiary, the Trustee may suspend payment(s) of such benefit until such matter is resolved to the satisfaction of the Trustee.

     13.7 Litigation Against the Trust.

     If any legal action filed against the Trustee, an Employer, or the Committee, or against any member or members of the Committee or the Employer, by or on behalf of any Participant or Beneficiary, results adversely to the Participant or to the Beneficiary, the Trustee shall reimburse the Employer, the Committee and its members, or the Employer, all costs and fees expended by it or them by surcharging all costs and fees against the sums payable under the Plan to the Participant or to the Beneficiary, but only to the extent a court of competent jurisdiction specifically authorizes and directs any such surcharges and only to the extent permitted under section 401(a)(13) of the Code.

     13.8 Information Available.

     Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, contract, or any other instrument under which the Plan was established or is operated. The Committee will maintain all of the items listed in this Section in its office, or in such other place or places as it may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary the Committee shall furnish him with a copy of any item listed in this Section. The Committee may make a reasonable charge to the requesting person for the copy so furnished.

     13.9 Beneficiary's Right to Information.

     A beneficiary's right to (and the Committees', or a Trustee's duty to provide to the Beneficiary) information or data concerning the Plan shall not arise until he first becomes entitled to receive a benefit under the Plan.

     13.10 Claims Procedure.

     Prior to or upon becoming entitled to receive a benefit hereunder, a Participant or Beneficiary shall file a claim for such benefit with the Committee at the time and in the manner prescribed thereby. However, subject to the restrictions of Section 8.4, the Committee may direct the Trustee to commence payment of a Participant's or Beneficiary's benefits hereunder without requiring the filing of a claim therefor, if the Committee has knowledge of such Participant's or Beneficiary's whereabouts.

     13.11 Appeal Procedure for Denial of Benefits.

     The Committee shall provide adequate notice in writing to any Participant or to any Beneficiary ("Claimant") whose claim for benefits under the Plan the Committee has denied. Such notice must be sent within 90 days of the date the claim is received by the Committee unless special circumstances require an extension of time for processing the claim. Such extension shall not exceed 90 days and no extension shall be allowed unless, within the initial 90 day period, the claimant is sent an extension notice indicating the special circumstances requiring the extension and specifying a date by which the Committee expects to render its decision. The Committee's notice of denial to the Claimant shall set forth:

     (a) The specific reason or reasons for the denial;

     (b) Specific references to pertinent Plan provisions on which the Committee based its denial;

     (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed;

     (d) A statement that the Claimant may:

     (1) Request a review upon written application to the Committee;

     (2) Review pertinent Plan documents;

     (3) Submit issues and comments in writing; and

     (e) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Committee within 60 days after receipt of the Committee's notice of denial of benefits. The Committee's notice must further advise the Claimant that his failure to appeal the action to the Committee in writing within the 60 day period will render the Committee's determination final, binding, and conclusive.

     If the Claimant should appeal to the Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Committee shall re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Committee shall advise the Claimant in writing of its decision on his appeal, the specific reasons for the decision, and the specific Plan provisions on which the decision is based. The notice of the decision shall be given within 60 days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60 day period infeasible, but in no event shall the Committee render a decision regarding the denial of a claim for benefits later than 120 days after its receipt of a request for review. If an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the date the extension period commences.

     The Committee's notice of denial of benefits shall identify the name of each member of the Committee and the name and address of the Committee member to whom the Claimant may forward his appeal.

     13.12 No Rights Implied.

     Nothing contained in this Plan, or with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, shall give any Employee, Participant, or any Beneficiary any right to continue employment, any legal or equitable right against an Employer, or Employee of the Employer, or against the Trustee, or its agents or employees, except as expressly provided by the Plan, the Trust or ERISA.

------------------------------
End of Article

                                  ARTICLE XIV.

                                FIDUCIARY DUTIES

     14.1 Fiduciaries.

     The "Fiduciaries" of the Plan shall consist of the following:

     (a) The Administration Committee;

     (b) The Trustee; and

     (c) Such other person or persons that are designated to carry out fiduciary responsibilities under the Plan in accordance with Section 15.3 hereof.

     Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan. A Fiduciary may employ one or more persons to render advice with regard to any responsibility such Fiduciary has under the Plan.

     14.2 Allocation of Responsibilities.

     The powers and responsibilities of the Fiduciaries are hereby allocated as indicated below:

     (a) Company. The Company shall be responsible for all functions assigned or reserved to it under the Plan and Trust Agreement. Any authority assigned or reserved to the Company under the Plan and Trust Agreement shall be exercised by resolution of the appropriate representatives of the Company, or action by a delegate thereof.

     (b) Administration Committee. The Committee shall have the responsibility and authority to control (i) the operation and administration of the Plan, and
(ii) the investment of the Trust in accordance with the terms of the Plan and Trust Agreement, except with respect to duties and responsibilities specifically allocated to other fiduciaries. The Committee shall have the authority to issue written directions to the Trustee to the extent provided in the Trust Agreement. The Trustee shall follow the Committee's directions unless it is clear that the actions to be taken under those directions would be violations of applicable fiduciary standards or would be contrary to the terms of the Plan or Trust Agreement.

     (c) Trustee. The Trustee shall have the duties and responsibilities set out in the Trust Agreement, subject, however, to direction by the Committee as set out in the Trust Agreement.

     (d) Allocations. Powers and responsibilities may be allocated to other Fiduciaries in accordance with Section 14.3 hereof, or as otherwise provided herein or in the Trust Agreement.

     This Article is intended to allocate to each Fiduciary the individual responsibility for the prudent execution of the functions assigned to it, and none of such responsibilities or any other responsibility shall be shared by two or more of such Fiduciaries unless such sharing shall be provided by a specified provision of the Plan or Trust Agreement.

     14.3 Procedures for Delegation and Allocation of Responsibilities.

     Fiduciary responsibilities may be allocated as follows:

     (a) The Committee may specifically allocate responsibilities to a specified member or members of the Committee, or to a subcommittee.

     (b) The Committee may designate a person or persons other than a Fiduciary to carry out fiduciary responsibilities under the Plan (this authority shall not cause any person or persons employed to perform ministerial acts and services for the Plan to be deemed fiduciaries of the Plan).

     (c) The Committee may appoint an Investment Manager or managers to manage (including the power to acquire and dispose of) the assets of the Plan (or a portion thereof).

     (d) If at any time there be more than one Trustee serving under the Trust Agreement, such Trustees may allocate specific responsibilities, obligations, or duties among themselves in such manner as they shall agree.

     Any allocation of responsibilities pursuant to this Section shall be made by filing a written notice thereof with the Committee specifically designating the person or persons to whom such responsibilities or duties are allocated and specifically setting out the particular duties and responsibilities with respect to which the allocation or designation is made.

     14.4 Allocation of Fiduciary Liability.


     (a) Co-Trustees. In the event that there are two or more Trustees serving under the Trust Agreement, each should use reasonable care to prevent a Co-Trustee from committing a breach of fiduciary responsibility and they shall jointly manage and control assets of the Plan, except that in the event of an allocation of responsibilities, obligations, or duties, a Trustee to whom such responsibilities, obligations, or duties have not been allocated shall not be liable to any person by reason of this Section, either individually or as a Trustee, for any loss resulting to the Plan arising from the acts or omissions on the part of the Trustee to whom such responsibilities, obligations, or duties have been allocated.

     (b) Liability Where Allocation is in Effect. To the extent that fiduciary responsibilities are specifically allocated by a Fiduciary, or pursuant to the express terms hereof, to any person or persons, then such Fiduciary shall not be liable for any act or omission of such person in carrying out such responsibility except to the extent that the Fiduciary violated this Article (i) with respect to such allocation or designation, (ii) with respect to the establishment or implementation of the procedure for making such an allocation or designation, (iii) in continuing the allocation or designation, or (iv) the Fiduciary would otherwise be liable in accordance with this Section .

     (c) No Responsibility for Employer Action. Neither the Trustee nor the Committee shall have any obligation nor responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or Eligible Employee, nor for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan.

     (d) No Duty to Inquire. Neither the Trustee nor the Committee shall have any obligation to inquire into or be responsible for any action or failure to act on the part of the others.

     (e) Liability of Trustee Where Investment Manager Appointed. If an Investment Manager has been appointed pursuant to Section 14.3 hereof, then neither the Trustee nor the Committee shall be liable for the acts or omissions of such Investment Manager, or be under any obligation to invest or otherwise manage any assets of the Plan which are subject to the management of such Investment Manager.

     (f) Successor Fiduciary. No Fiduciary shall be liable with respect to any breach of fiduciary duty if such breach was committed before he became a Fiduciary or after he ceased to be a Fiduciary.


------------------------------
End of Article

                                   ARTICLE XV.

                    DISCONTINUANCE AMENDMENT AND TERMINATION

     15.1 Discontinuance.

     The Company shall have the right, at any time, without prior notice and without cause, to suspend or discontinue its contributions under the Plan.

     15.2 Amendment.

     The Company shall have the right at any time, and from time to time, without prior notice and without cause, to amend the Plan in any manner. All amendments shall be in writing and shall state the date to which it is either retroactively or prospectively effective. Notwithstanding the provisions of this Section, no amendment shall:

     (a) Except as provided for in Section 4.6, authorize or permit any of the Trust (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries;

     (b) Cause or permit any portion of the Trust to revert to or become the property of the Employer;

     (c) Increase duties or responsibilities of the Trustee or the Committee without the written consent of the affected Trustee or the affected member or members of the Committee.

     15.3 Termination.

     The Company shall have the right, without prior notice and without cause, to terminate the Plan at any time. The Plan shall terminate upon the first to occur of the following:

     (a) The date terminated by action of the Company; or

     (b) The dissolution, merger, consolidation, or reorganization of the Company or the sale by the Company of all or substantially all of its assets, unless the successor or purchaser makes provision to continue the Plan, in which event the successor or purchaser shall be substituted as the Company under this Plan.

     15.4 Amendment Procedures.

     Pursuant to section 402(b)(3) of ERISA, the Company must comply with the following procedures before an amendment to the Plan is effective, except as specified in Section 15.3(b):

     (a) The Company may modify or terminate the Plan only by a written amendment that is authorized by the Company.

     (b) The Company's authorization of the amendment must be evidenced by any of the following: (i) a resolution of the board of directors; (ii) ratification of the amendment by a resolution of the board of directors; or (iii) with respect to any amendment necessary or appropriate to comply with relevant law, a resolution of the Administration Committee.

     (c) Notice of an amendment that terminates the Plan must be provided to the Trustee.

     (d) The Company need not provide notice of the amendment to Plan participants or employees, except as may be required by section 204(h) of ERISA.

     15.5 Procedure on Termination.

     In the event of termination of the Plan or permanent discontinuance of Employer Contributions or Salary Deferral Contributions, the Employer shall cause any unallocated assets to be allocated to Participant Accounts in the manner specified in the Treasury regulations promulgated under section 411 of the Code. Moreover, the Company shall, in its sole discretion, authorize any one of the following procedures:

     (a) Continue Plan. To continue the Plan in operation in all respects until the Trustee has distributed all benefits under the Plan, except that no further persons shall become Participants, no further Employer Contributions shall be made, all Accounts shall be fully vested, and no further payments shall be made except in distribution of the Trust and payment of administration expenses; or

     (b) Liquidate Plan. Subject to the limitations contained herein, to wind up and liquidate the Plan and Trust and distribute the assets thereof, after deduction of all expenses, to the Participants, Former Participants, and Beneficiaries in accordance with their respective Accounts as then constituted. If the Employer makes no election before termination, then this subsection (b) will govern distribution of the Trust.

     15.6 Merger.

     The Trustee shall not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation, or transfer, the surviving Plan, if it then terminated, would provide to each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger, consolidation, or transfer.

     15.7 Notice of Change in Terms.

     The Administration Committee, within the time prescribed by ERISA and applicable regulations, shall furnish all Participants and Beneficiaries a summary descriptive of any material amendment to the Plan or notice of discontinuance of contributions or termination of the Plan and all other information required by ERISA to be furnished without charge.


------------------------------
End of Article

                                  ARTICLE XVI.

                                    THE TRUST

     16.1 Purpose of the Trust.

     A Trust has been created and will be maintained for the purposes of the Plan, and the assets thereof shall be invested in accordance with the terms of the Trust Agreement. All contributions will be paid into the Trust, and all benefits under the Plan will be paid from the Trust.

     16.2 Appointment of Trustee.

     Trustee(s) shall be appointed by the Company to administer the Trust. The Trustee's obligations, duties, and responsibilities shall be governed solely by the terms of the Trust Agreement.

     16.3 Exclusive Benefit of Participants.

     Subject to Section 4.6, the Trust will be used and applied only in accordance with the provisions of the Plan to provide the benefits thereof, and no part of the corpus or income of the Trust shall be used for or diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries and with respect to expenses of administration. The Company reserves the right to recover any amounts held in a suspense account at the termination of the Trust that cannot be used to reduce Employer Contributions in the year of termination because of the limitations contained in Section 6.9 of the Plan and section 415 of the Code.

     16.4 Benefits Supported Only By the Trust.

     Any person having any claim under the Plan will look solely to the assets of the Trust for satisfaction.

     16.5 Rights to Trust Assets.

     No Employee shall have any right to, or interest in, any assets of the Trust upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Employee out of the assets of the Trust. Except as otherwise may be provided under Title IV of ERISA, all payments of benefits as provided for in this Plan shall be made solely out of the assets of the Trust and none of the Fiduciaries shall be liable therefor in any manner.


------------------------------
End of Article

                                  ARTICLE XVII.

                                  MISCELLANEOUS

     17.1 Execution of Receipts and Releases.

     Any payment to any Participant, or to his legal representative or Beneficiary, in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Plan and Trust. The Administration Committee may require such Participant, legal representative, or Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefor in such form as it shall determine.

     17.2 No Guarantee of Interests.

     Neither the Trustee, the Administration Committee, nor the Company guarantee the Trust from loss or depreciation. The Company does not guarantee the payment of any money which may be or becomes due to any person from the Trust. The liability of the Committee and the Trustee to make any payment from the Trust is limited to the then available assets of the Trust.

     17.3 Payment of Expenses.

     Except as provided below, all expenses incident to the administration and protection of the Plan and Trust, including but not limited to legal, accounting, and Trustee fees, may be paid by the Employer, or, in the absence of such payments (which are not obligatory), shall be paid from the Trust, and until paid, shall constitute a first and prior claim and lien against the Trust. Such expenses may be paid out of Forfeitures in the Trust that occur each Plan Year. However, any and all expenses relating to settlor functions that arise from the creation, design or termination of the Plan must be paid by the Employer and may not be paid from the Trust.

     17.4 Employer Records.

     Records of an Employer as to an Employee's or Participant's period of employment, termination of employment and the reason therefor, leaves of absence, reemployment, and Compensation will be conclusive on all persons, unless determined to be incorrect.

     17.5 Interpretations and Adjustments.

     To the extent permitted by law, an interpretation of the Plan and a decision on any matter within a Fiduciary's discretion made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

     17.6 Uniform Rules.

     In the administration of the Plan, uniform rules will be applied to all Participants similarly situated.

     17.7 Evidence.

     Evidence required of anyone under the Plan may be by certificate, affidavit, document, or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     17.8 Severability.

     In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the

Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

     17.9 Notice.

     Any notice required to be given herein by the Trustee, an Employer, or the Administration Committee, shall be deemed delivered, when (a) personally delivered, or (b) placed in the United States mails, in an envelope addressed to the last known address of the person to whom the notice is given.

     17.10 Waiver of Notice.

     Any person entitled to notice under the Plan may waive the notice.

     17.11 Successors.

     The Plan shall be binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon each Employer, its successors and assigns, and upon the Trustee, the Administration Committee, and their successors.

     17.12 Headings.

     The titles and headings of Articles and Sections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

     17.13 Governing Law.

     All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of Washington except to the extent Washington law is preempted by federal law.


------------------------------
End of Article

                                 ARTICLE XVIII.

                             EMPLOYER PARTICIPATION

     18.1 Adoption by Employer.

     Subject to the further provisions of this Article, any entity which is a member of the same controlled group of corporations or trades or businesses under common control (as defined in sections 414(b) or 414(c) of the Code) as the Company, now in existence or hereafter formed or acquired, or is approved by the Company, and which is otherwise legally eligible, may, with the consent and approval of the board of directors of the Company, by formal resolution or decision of its own board of directors, adopt the Plan and the Trust and, if deemed necessary by the Company, execute an Adoption Agreement, for all or any classification of its employees. Such adoption shall be effectuated and evidenced by a formal resolution of the board of directors of the Company consenting to and containing or incorporating by reference such formal resolution or decision of the adopting corporation. The adoption resolution or decision shall become, as to such adopting corporation and its employees, a part of the Plan as then or subsequently amended. It shall not be necessary for the adopting corporation to sign or execute the Plan document, but, if deemed necessary by the Company, such corporation must complete and execute an Adoption Agreement. The effective date of the Plan for any such adopting corporation shall be that stated in the resolution or decision of adoption of the adopting corporation, and from and after such effective date, the adopting corporation shall assume all the rights, obligations and liabilities of an Employer hereunder. The administrative powers and control of the Company, as now or hereafter provided in the Plan, including the Company's sole right of amendment of the Plan and Trust and of appointment and removal of the Administration Committee, and Trustee, together with their successors, shall not be diminished by reason of the participation of any such adopting corporation in the Plan and Trust.

     18.2 Withdrawal by Employer.

     Any Employer by action of its board of directors and notice to the Company and the Trustee, may withdraw from the Plan and Trust at any time without affecting other Employers not withdrawing, by complying with the provisions of the Plan. Termination of the Plan as it relates to an Employer upon its withdrawal shall be governed by the provisions of Article XV . A withdrawing Employer may arrange for the continuation by itself or its successor of this Plan and Trust in separate form for its own Employees with such amendments, if any, as it may deem proper, or it may arrange for continuation of the Plan and Trust by merger with an existing plan and trust qualified under sections 401(a) and 501(a) of the Code and transfer of such portion of the Trust assets as the Committee determines are allocable to the Employer and its employees who are Participants. The Company may in its absolute discretion, by resolution of its board of directors, terminate an Employer's participation at any time when (1) the Employer ceases to be a member of the Company's controlled group of corporations, (2) in the Company's judgment such Employer fails or refuses to discharge its obligations under the Plan following such prior notice and opportunity to cure as may be appropriate under the circumstances, or (3) in the Company's judgment, such Employer should not be allowed to continue to participate.

     18.3 Adoption Contingent Upon Initial and Continued Qualification.

     The adoption of the Plan and Trust by a corporation  as provided in Section
18.1 is made contingent and subject to the condition precedent that the adopting corporation meets all the statutory requirements for qualified plans under the Code for its Employees. The adopting corporation may, or at the request of the Company shall, request an initial letter of determination from the appropriate District Director of Internal Revenue to the effect that the Plan and Trust, as herein set forth or as amended with respect to the adopting corporation, satisfy the requirements of the applicable federal statutes for tax qualification purposes for such adopting corporation and its employees. In the event the Plan or the Trust in its operation becomes disqualified for any reason as to such adopting corporation and its employees, the portion of the Trust allocable to them shall be segregated as soon as is administratively feasible, pending either (1) the prompt requalification of the Plan and Trust as to such corporation and its employees to the satisfaction of the Internal Revenue Service, so as not to affect the continued qualified status of the Plan and Trust as to all other Employees, or (2) as provided in Section
18.1 above, the prompt withdrawal of such corporation from this Plan and Trust and a continuation by itself or its successor of a plan and a trust separately from this Plan and Trust, or by merger with another existing qualified plan and trust with a transfer of its said segregated portion of Trust assets, or (3) the prompt termination of the Plan and Trust as to itself and its employees.

     18.4 No Joint Venture Implied.

     The adoption of the Plan by any Employer shall not create a joint venture or partnership relation between it and any other Employer. Any rights, duties, liabilities and obligations assumed or incurred hereunder by any Employer, or imposed upon any Employer by the provisions of the Plan, shall relate to and affect such Employer alone.


------------------------------
End of Article

     IN WITNESS WHEREOF, Washington Mutual, Inc. has caused this instrument to be executed on this 22nd day of December, 1998 but to be effective as of the dates first written above.

                                 WASHINGTON MUTUAL, INC.




                                 By:      /s/ M. Lynn Ryder

                                 Its:     Senior Vice President

                                   APPENDIX A:

                           ACQUIRED PARTICIPANT LOANS


     1. Identification. Acquired Participant Loans are loans acquired by the Plan upon merger of certain plans into the Plan. Acquired Participant Loans include loans acquired by the merger of qualified plans of

                  a.       Western Bank;
                  b.       United Western;
                  c.       American Savings Bank; and
                  d.       Great Western.

     2. Applicable Provisions. Except as otherwise specifically provided in this Appendix A, Acquired Participant Loans shall be subject to the applicable provisions of the qualified plan under which such loan was maintained immediately prior to such loan becoming an Acquired Participant Loan.

     3. Amendment of Appendix.  This Appendix A may be amended from time to time
by  the  Company's  Senior   Vice-President   responsible  for  Corporate  Human
Resources, or any successor thereto.